LOAN AND SECURITY AGREEMENT
by and among
CONGRESS FINANCIAL CORPORATION (SOUTHWEST)
as Lender
and
SPORT SUPPLY GROUP, INC. and
ATHLETIC TRAINING EQUIPMENT COMPANY, INC.
as Borrower
Dated: March 27, 2001

(i)

(ii)

INDEX TO
EXHIBITS AND SCHEDULES

Exhibit A	Information Certificate

Schedule 1.6	Availability Reserves

Schedule 4.1(l)	Required Licensor Agreements

Schedule 8.3	Collateral Locations and Business Names

Schedule 8.4	Existing Liens

Schedule 8.7	Defaults

Schedule 8.9	Environmental Disclosures

Schedule 8.10	Bank Accounts

Schedule 8.13	Subsidiaries Stock

Schedule 9.9	Existing Indebtedness

Schedule 9.10	Existing Loans, Advances and Guarantees

(i)

LOAN AND SECURITY AGREEMENT
     This Loan and Security Agreement dated March 27, 2001 is entered into by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”) and SPORT SUPPLY GROUP, INC., a Delaware corporation (“SSG”), individually and in its capacity as Borrower Representative, and ATHLETIC TRAINING EQUIPMENT COMPANY, INC., a Delaware corporation (“ATEC”) (SSG and ATEC, individually and/or collectively, jointly and severally, herein referred to as “Borrower”).
W I T N E S S E T H:
     WHEREAS, Borrower has requested that Lender enter into certain financing arrangements with Borrower pursuant to which Lender may make loans and provide other financial accommodations to Borrower; and
     WHEREAS, Borrower has requested that SSG serve as Borrower Representative to facilitate Lender entering and administering the financing arrangements contemplated herein;
     WHEREAS, Lender is willing to make such loans and provide such financial accommodations and accept SSG as the Borrower Representative, on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. DEFINITIONS
     All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Borrower, Borrower Representative and Lender pursuant to the definitions set forth in the recitals hereto, or to any other Person herein, shall include their respective successors and assigns. The words “hereof”, “herein”, “hereunder”, “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word “including” when used in this Agreement shall mean “including, without limitation”. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 11.3 or is cured in a manner satisfactory to Lender, if such Event of Default is capable of being cured as determined by Lender. Any accounting term used herein unless otherwise defined in this

Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:
     1.1 “Accounts” shall mean all present and future rights of Borrower to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.
     1.2 “Adjusted Eurodollar Rate” shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one percent (1%)) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, “Reserve Percentage” shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.
     1.3 “Adjusted Net Worth” shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including tax and other proper accruals) plus (b) indebtedness of such Person and its subsidiaries which is subordinated in right of payment to the full and final payment of all of the Obligations on terms and conditions acceptable to Lender; provided, however, that one-time non-cash charges taken by SSG in its fiscal year ending September 30, 2001 up to an aggregate amount of $300,000 shall be excluded from the calculation of the Adjusted Net Worth of SSG.
     1.4 “ATEC” shall have the meaning set forth in the preamble hereto.
     1.5 “Availability Reserves” shall mean, as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrower under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Lender’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) to reflect outstanding Letter of Credit Accommodations as provided in Section 2.2 hereof or (d) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default. Without limiting the foregoing, (i) Lender may establish Availability Reserves with respect to Borrower’s personal property taxes relating to any property located in the state of Texas immediately upon Borrower’s receipt of a notice from the taxing authority that such taxes are payable and until Lender receives verification satisfactory to it that such taxes have been paid in full, and (ii) the Availability Reserves established by Lender as of the date hereof set forth on Schedule 1.5.
     1.6 “Blocked Accounts” shall have the meaning set forth in Section 6.3 hereof.
     1.7 “Borrower” shall have the meaning set forth in the preamble hereto. All references to ‘Borrower’ or ‘Borrowers’ herein shall refer to and include each of SSG and ATEC, separately and all representations contained herein shall be deemed to be separately made by each of them, and each of the covenants, agreements and obligations set forth herein shall be deemed to be the joint and several covenants, agreements and obligations of them. Any notice, request, consent, report or other information or agreement delivered to Lender by any Borrower shall be deemed to be ratified by, consented to and also delivered by the other Borrower. Each Borrower recognizes and agrees that each covenant and agreement of ‘Borrower’ or ‘Borrowers’ under this Agreement and the other loan documents shall create a joint and several obligation of the Borrowers, which may be enforced against Borrowers, jointly, or against each Borrower separately. Without limiting the terms of this Agreement and the other Financing Agreements, security interests granted under this Agreement and Financing Agreements in properties, interests, assets and collateral shall extend to the properties, interests, assets and collateral of each Borrower.
     1.8 “Borrower Representative” shall mean SSG as a representative and agent for Borrower, and its permitted successors and assigns, pursuant to Section 6.7 hereof, to take such actions on behalf of Borrower, that are required or permitted in this Agreement, including, without limitation, Section 6.7 hereof.
     1.9 “Business Day” shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York, the State of North Carolina or the State of Texas, and a day on which the Reference Bank and Lender are open for the transaction of business, except that if a determination of a Business Day shall relate to any Eurodollar Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.
     1.10 “Code” shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all regulations and interpretations thereunder or related hereto.
     1.11 “Collateral” shall have the meaning set forth in Section 5 hereof.

     1.12 “Cost” shall mean cost computed on a first-in-first-out basis in accordance with GAAP.
     1.13 “Dated Assets” shall have the meaning set forth in Section 2.5 hereof.
     1.14 “Dated Liabilities” shall have the meaning set forth in Section 2.5 hereof.
     1.15 “Eligible Accounts” shall mean Accounts created by Borrower which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Accounts if:
          (a) such Accounts arise from the actual and bona fide sale and delivery of goods by Borrower or rendition of services by Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;
          (b) such Accounts are not unpaid more than (i) for the period from June 1 through October 31 of any year, ninety (90) days after the date of the original invoice for them; or (ii) for the period from November 1 through May 31 of any year, one hundred twenty (120) days after the date of the original invoice for them;
          (c) such Accounts comply with the terms and conditions contained in Section 7.2(c) of this Agreement;
          (d) such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;
          (e) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America or Canada, or, at Lender’s option, if either: (i) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender’s agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);
          (f) such Accounts do not consist of progress billings, bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

          (g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time disputed or owed by Borrower to such account debtor or claimed owed by such account debtor may be deemed Eligible Accounts);
          (h) there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;
          (i) such Accounts are subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;
          (j) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee or agent of or affiliated with Borrower directly or indirectly by virtue of family membership, ownership, control, management or otherwise;
          (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, (i) if the account debtor is the United States of America or any department, agency or instrumentality thereof, (A) the aggregate amount of the Accounts of all such account debtors outstanding is less than $1,560,000, or (B) with respect to Accounts in excess of such amount, such Accounts are assignable under, and upon Lender’s request, have been assigned to Lender in accordance with, the Federal Assignment of Claims Act of 1940, as amended, in a manner satisfactory to Lender (for purposes of this clause (k)(i)(B), Accounts in amounts less than $1,000 (or such other amount as may hereafter be required under the Federal Assignment of Claims Act of 1940, as amended, or the regulations promulgated thereunder in order for an Account to be assignable thereunder) shall be counted first, such that Accounts in amounts greater than $1,000 (or such other applicable amount) will be included in the excess (if any) over $1,560,000), and (ii) if the account debtor is any state or any political subdivision, department, agent or instrumentality thereof, such Accounts are assignable under, and upon Lender’s request, have been assigned to Lender in accordance with, any applicable state or local law similar to the Federal Assignment of Claims Act of 1940, in a manner satisfactory to Lender;
          (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which may reasonably be expected to result in any material adverse change in any such account debtor’s financial condition;
          (m) such Accounts of a single account debtor or its affiliates do not constitute more than fifteen percent (15%) of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Accounts);

          (n) such Accounts are not owed by an account debtor who has Accounts unpaid (i) for the period from June 1 through October 31 of any year, ninety (90) days after the date of the original invoice for them or (ii) for the period from November 1 through May 31 of any year, one hundred twenty (120) days after the date of the original invoice for them which, in each case, unpaid Accounts constitute more than fifty percent (50%) of the total Accounts of such account debtor; and
          (o) such Accounts are owed by account debtors deemed creditworthy at all times by Lender, as determined by Lender.
General criteria for Eligible Accounts may be established and revised from time to time by Lender in good faith. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.
     1.16 “Eligible Inventory” shall mean Inventory consisting of finished goods held for resale in the ordinary course of the business of Borrower and raw materials for such finished goods which are acceptable to Lender based on the criteria set forth below. In general, Eligible Inventory shall not include (a) work-in-process; (b) components which are not part of finished goods; (c) spare parts for equipment; (d) packaging and shipping materials; (e) supplies used or consumed in Borrower’s business; (f) Inventory subject to a security interest or lien in favor of any Person other than Lender except those permitted in this Agreement; (g) bill and hold goods; (h) unserviceable, obsolete or slow moving Inventory, unless Lender has already established an Availability Reserve for such items; (i) Inventory which is not subject to the first priority, valid and perfected security interest of Lender; (j) damaged and/or defective Inventory or returned Inventory that has not been processed; (k) Inventory purchased or sold on consignment; and (l) in-transit Inventory not constituting In-Transit Inventory. General criteria for Eligible Inventory may be established and revised from time to time by Lender in good faith. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.
     1.17 “Emerson” shall mean Emerson Radio Corp., a Delaware corporation, and its wholly owned subsidiaries.
     1.18 “Environmental Laws” shall mean all foreign, Federal, State and local laws (including common law), legislation, rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between Borrower and any governmental authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (c) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials. The term “Environmental Laws” includes (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Water

Act, the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974, (ii) applicable state counterparts to such laws, and (iii) any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials.
     1.19 “Equipment” shall mean all of Borrower’s now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.
     1.20 “ERISA” shall mean the United States Employee Retirement Income Security Act of 1974, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.
     1.21 “ERISA Affiliate” shall mean any Person required to be aggregated with Borrower or any of its subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.
     1.22 “Eurodollar Rate” shall mean with respect to the Interest Period for a Eurodollar Rate Loan, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one percent (1%)) at which Reference Bank is offered deposits of United States dollars in the London interbank market (or other Eurodollar Rate market selected by Borrower Representative and approved by Lender) on or about 9:00 a.m. (New York time) two (2) Business Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the Eurodollar Rate Loans requested by and available to Borrower Representative in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrower Representative.
     1.23 “Eurodollar Rate Loans” shall mean any Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.
     1.24 “Event of Default” shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.
     1.25 “Excess” shall have the meaning set forth in Section 3.1(e).
     1.26 “Excess Availability” shall mean the amount, as determined by Lender, calculated at any time, equal to: (a) the lesser of: (i) the amount of the Revolving Loans available to Borrower as of such time pursuant to Section 2.1(a), and (ii) the Maximum Credit, minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations, plus (ii) the aggregate amount of all then outstanding and unpaid trade payables of Borrower which are more than sixty

(60) days past due as of such time, plus (iii) the amount of checks issued by Borrower to pay trade payables, but not yet sent and the book overdraft of Borrower.
     1.27 “Financing Agreements” shall mean, collectively, this Agreement and all notes, guarantees, security agreements, negative pledge agreements, collateral reports and other agreements, documents, information and instruments now or at any time hereafter executed and/or delivered by Borrower, Borrower Representative or any Obligor in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
     1.28 “Finished Goods Inventory Advance Rate” shall mean, with respect to Eligible Inventory constituting finished goods, (a) during the period from February 1 through August 30 of any year, the lesser of (i) eighty-five percent (85%) of net orderly liquidation value, as determined by Lender in good faith by reference to a high-selling-period appraisal, or (ii) sixty-five percent (65%) of Cost and (b) during the period from September 1 through January 31 of any year, the lesser of (i) eighty-five percent (85%) of net orderly liquidation value, as determined by Lender in good faith by reference to a low-selling-period appraisal, or (ii) sixty percent (60%) of Cost.
     1.29 “GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Section 9.15 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.
     1.30 “Government Receivables” means all monies due and to become due, whether existing as of the date hereof or arising thereafter, from the United States of America, together with all rights to receive the same, under any letter of intent, letter of award, letter of acceptance of bid or proposal, informal or incomplete contract, order, authorization to commence performance or other similar instrument or communication made or received by the Borrower in anticipation of or in connection with said contract and under any and all amendments thereof and supplements thereto, between the United States of America acting through any agency, department or other instrumentality thereof and the Borrower.
     1.31 “Hazardous Materials” shall mean any hazardous, toxic or dangerous substances, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including any that are or become classified as hazardous or toxic under any Environmental Law).

     1.32 “Information Certificate” shall mean the Information Certificate of Borrower constituting Exhibit A hereto containing material information with respect to Borrower, its business and assets provided by or on behalf of Borrower to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.
     1.33 “Interest Period” shall mean for any Eurodollar Rate Loan, a period of approximately one (1), two (2), or three (3) months duration as Borrower Representative may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided, that, Borrower Representative may not elect an Interest Period which will end after the last day of the then-current term of this Agreement.
     1.34 “Interest Rate” shall mean, as to Prime Rate Loans, a rate equal to the Prime Rate and, as to Eurodollar Rate Loans, a rate equal to the sum of (a) the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower Representative as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower Representative for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower Representative), plus (b) (i) from the date hereof through the date of delivery to Lender of the audited consolidated annual financial statements of SSG and its subsidiaries for the fiscal year ended September 30, 2001, two and one-half percent (2.50%) per annum, and (ii) for the period from the day after the date of delivery of the audited consolidated annual financial statements of SSG and its subsidiaries for each fiscal year through the date of delivery of such financial statements for the following fiscal year, the applicable Eurodollar Margin as set forth below:

Applicable
Criteria			Eurodollar Margin
A.	Lender shall have received the audited consolidated annual financial statements for the most recently ended fiscal year of SSG and its subsidiaries reflecting:		2.25%

	(i)	the existence of no Events of Default;

	(ii)	net profits (after taxes), certified by Borrower’s independent certified public accountants; and

	(iii)	Adjusted Net Worth of SSG on a consolidated basis in excess of $42,000,000.

		Applicable
Criteria		Eurodollar Margin
B.	The criteria set forth in (A)(i) and (A)(ii) above are satisfied and such financial statements also reflect Adjusted Net Worth of SSG on a consolidated basis in excess of $45,000,000.	2.00%

C.	In all other cases, when the criteria set forth in (A) and (B) above have not been satisfied.	2.50%
     Notwithstanding the above, the Interest Rate shall mean the rate equal to the sum of the two percent (2.00%) per annum plus the otherwise applicable Interest Rate, at Lender’s option, with notice, (a) for the period (i) from and after the effective date of termination or non-renewal hereof until Lender has received full and final payment of all obligations (notwithstanding entry of a judgment against Borrower) and (ii) from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender, and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es), arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default), provided, however, that if any such excess arises as a direct and immediate result of the imposition of additional Availability Reserves, the reduction of any lending formula or the creation of additional criteria for Eligible Accounts or Eligible Inventory by Lender, then the Interest Rate shall not increase as a result of such excess as provided in this paragraph until and unless such excess continues to exist thirty (30) days after the commencement of such action by Lender.
     1.35 “In-Transit Inventory” shall mean Inventory that (a) Borrower has paid the full purchase price therefor, (b) is in transit to either the premises of a customs broker in the United States or premises of a Borrower in the United States and, as to premises of a customs broker or premises which are not owned and controlled by a Borrower, only if (i) Lender has received a collateral access agreement duly authorized, executed and delivered by such customs broker or the owner, lessor and operator of such other premises, as the case may be or (ii) Lender has established Availability Reserves with respect to such Inventory in an amount not less than five percent (5%) of the value thereof, (c) (i) Lender has a first priority perfected (subject only to Lender obtaining possession and control of originals as contemplated by clause (c)(ii) below) security interest in all documents of title with respect to such Inventory and Borrower has control and possession of all originals of such documents of title at its address set forth on the signature page hereto (or such other address as Borrower may designate by written notice to Lender) and maintains such possession and control in a manner satisfactory to Lender, or (ii) upon Lender’s request, Lender has a first priority perfected security interest in and control and possession of all originals of documents of title with respect to such Inventory, (d) Lender has received (i) a copy of the certificate of marine cargo insurance in connection therewith in which it has been named as an additional insured and loss payee in a manner acceptable to Lender and (ii) a copy of the invoice and manifest with respect thereto, and (e) such Inventory is not subject to any Letter of Credit Accommodation.

     1.36 “Inventory” shall mean all of Borrower’s now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.
     1.37 “Knowledge” shall mean the actual knowledge of the senior officers, other senior management or directors of any Borrower and any knowledge that any such individuals should reasonably be expected to have with regards to such matter in his/her capacity as a senior officer, senior manager or director of Borrower.
     1.38 “Larry Black Inventory” shall mean Inventory at locations currently operated under the “Larry Black” name and constituting finished goods, provided that such Inventory shall not constitute Eligible Inventory unless: (a) before the first anniversary of the date hereof, if such Inventory is not reflected on perpetual inventory reports delivered to Lender in accordance with the terms hereof, then (i) satisfactory testing of inventory rollforward on or before the date hereof shall have been completed; and (ii) Borrower shall have caused to be conducted a physical count of the Larry Black Inventory on a quarterly basis, and at any time or times as Lender may request after an Event of Default has occurred and is continuing, and promptly following such physical count Borrower Representative shall have supplied Lender with a report thereof in the form and with such specificity as may be reasonably satisfactory to Lender, and (b) from and after the first anniversary of the date hereof, such Inventory is reflected on perpetual inventory reports delivered to Lender in accordance with the terms hereof.
     1.39 “Lender” shall have the meaning set forth in the preamble hereto.
     1.40 “Letter of Credit Accommodations” shall mean the letters of credit, merchandise purchase or other guaranties which are from time to time either (a) issued or opened by Lender for the account of Borrower or any Obligor or (b) with respect to which Lender has agreed to indemnify the issuer or guaranteed to the issuer the performance by Borrower of its obligations to such issuer.
     1.41 “Loans” shall mean the Revolving Loans.
     1.42 “Material Adverse Effect” shall mean a material adverse effect upon the business, operations, properties, assets, goodwill or condition (financial or otherwise) of SSG on a consolidated basis. In determining whether any individual event would have a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would have a Material Adverse Effect.
     1.43 “Maximum Credit” shall mean the amount of $25,000,000.
     1.44 “Maximum Legal Rate” shall have the meaning set forth in Section 3.1(e).
     1.45 “Net Amount of Eligible Accounts” shall mean the gross amount of Eligible Accounts, less (a) sales, excise or similar taxes included in the amount thereof and (b) returns,

discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.
     1.46 “Obligations” shall mean any and all Revolving Loans and Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise arising under this Agreement and the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured. The term Obligations shall include, without limitation, all obligations, liabilities and indebtedness of SSG and ATEC, or any one of them, to Lender, whether such obligations, liabilities and indebtedness shall be joint, several, joint and several or individual.
     1.47 “Obligor” shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.
     1.48 “Payment Account” shall have the meaning set forth in Section 6.3 hereof.
     1.49 “Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Code), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.
     1.50 “Prime Rate” shall mean the rate from time to time publicly announced by First Union National Bank or its successors, at its office in Charlotte, North Carolina, as its prime rate, whether or not such announced rate is the best rate available at such bank.
     1.51 “Prime Rate Loans” shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms thereof.
     1.52 “Real Property” shall mean all now owned and hereafter acquired real property of Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located.
     1.53 “Records” shall mean all of Borrower’s present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower with respect to the foregoing maintained with or by any other Person).
     1.54 “Reference Bank” shall mean First Union National Bank, or such other bank as Lender may from time to time designate.
     1.55 “Renewal Date” shall have the meaning set forth in Section 12.1 hereof.
     1.56 “Revolving Loans” shall mean the loans now or hereafter made by Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.
     1.57 “SSG” shall have the meaning set forth in the preamble hereto.
     1.58 “Value” shall mean, as determined by Lender in good faith, consistent with its credit policies and practices, with respect to Inventory, the lower of (a) Cost or (b) market value.
SECTION 2. CREDIT FACILITIES
     2.1 Revolving Loans.
          (a) Subject to and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the amount equal to the sum of:
(i) eighty percent (80%) of the Net Amount of Eligible Accounts, plus
(ii) the lesser of:
(A) the sum of:
(1) the Finished Goods Inventory Advance Rate with respect to Eligible Inventory other than Larry Black Inventory, plus
(2) twenty-five percent (25%) of the Value of Eligible Inventory consisting of raw materials for such finished goods, plus
(3) the lesser of:
(x) the Finished Goods Inventory Advance Rate with respect to Larry Black Inventory constituting Eligible Inventory, or

(y) if such Larry Black Inventory is not reflected on perpetual inventory reports delivered to Lender in accordance with the terms hereof, $1,700,000, or
(B) $15,000,000, less
(iii) any Availability Reserves.
          (b) Lender may, in its discretion, from time to time, upon not less than five (5) days prior written notice to Borrower, (i) reduce the lending formula with respect to Eligible Accounts to the extent that Lender determines in good faith consistent with its credit policies and practices that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate dollar amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate dollar amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels for comparable periods, or (B) the general creditworthiness of account debtors has declined or (ii) reduce the lending formula(s) with respect to Eligible Inventory to the extent that Lender determines that: (A) the number of days of the turnover of the Inventory for any period has increased in any material respect other than due to seasonal fluctuations consistent with Borrower’s historical seasonal fluctuations, or (B) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (C) the nature and quality of the Inventory has deteriorated. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing Availability Reserves. Notwithstanding the foregoing, Lender agrees not to reduce any lending formula to account for any matter which also serves as the basis for an Availability Reserve established by Lender or has been applied by Lender as criteria to cause Accounts or Inventory to not constitute Eligible Accounts or Eligible Inventory, as the case may be.
          (c) Except in Lender’s discretion, the aggregate amount of the Loans and the Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Credit. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the sublimits for Letter of Credit Accommodations set forth in Section 2.2(d) or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded.
          (d) For purposes only of applying the sublimit on Revolving Loans based on Eligible Inventory pursuant to Section 2.1(a)(ii)(B), Lender may treat the then undrawn amounts of outstanding Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Lender is in effect basing the issuance of the Letter of Credit Accommodations on the Value of the Eligible Inventory being purchased with such Letter of Credit Accommodations. In determining the actual amounts of such Letter of Credit Accommodations to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Availability Reserves shall be attributed first to any components of the lending formulas in Section 2.1(a) that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit.
     2.2 Letter of Credit Accommodations.
          (a) Subject to and upon the terms and conditions contained herein, at the request of Borrower Representative, Lender agrees to provide or arrange for Letter of Credit Accommodations for the account of Borrower containing terms and conditions acceptable to Lender and the issuer thereof. Any payments made by Lender to any issuer thereof and/or related parties in connection with the Letter of Credit Accommodations shall constitute additional Revolving Loans to Borrower pursuant to this Section 2.
          (b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrower shall pay to Lender a letter of credit fee at a rate equal to one and one-half percent (1.5%) per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that Borrower shall pay to Lender such letter of credit fee, at Lender’s option, with notice, at a rate equal to three and one-half percent (3.50%) per annum on such daily outstanding balance for: (i) the period from and after the effective date of termination or non-renewal hereof until Lender has received full and final payment of all Obligations (notwithstanding entry of a judgment against Borrower) and (ii) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination or non-renewal of this Agreement.
          (c) No Letter of Credit Accommodations shall be available unless on the date of the proposed issuance of any Letter of Credit Accommodations, the Revolving Loans available to Borrower (subject to the Maximum Credit and any Availability Reserves) are equal to or greater than: (i) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory, the sum of (A) the percentage equal to one hundred percent (100%) minus the then applicable percentage set forth in Section 2.1(a)(ii)(A) above of the Value of such Eligible Inventory, plus (B) freight, taxes, duty and other amounts which Lender estimates must be paid in connection with such Inventory upon arrival and for delivery to one of Borrower’s locations for Eligible Inventory within the United States of America and (ii) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred percent (100%) of the face amount thereof and all other commitments and obligations made or incurred by Lender with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, an Availability Reserve shall be established in the applicable amount set forth in Section 2.2(c)(i) or Section 2.2(c)(ii).

          (d) Except in Lender’s discretion, the amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith shall not at any time exceed $5,000,000. At any time an Event of Default exists or has occurred and is continuing, upon Lender’s request in writing, Borrower will either furnish cash collateral to secure the reimbursement obligations to the issuer in connection with any Letter of Credit Accommodations or furnish cash collateral to Lender for the Letter of Credit Accommodations, and in either case, the Revolving Loans otherwise available to Borrower shall not be reduced as provided in Section 2.2(c) to the extent of such cash collateral.
          (e) Borrower shall indemnify and hold Lender harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Lender may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation. Borrower assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrower’s agent. Borrower assumes all risks for, and agrees to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. BORROWER HEREBY RELEASES AND HOLDS LENDER HARMLESS FROM AND AGAINST ANY ACTS, WAIVERS, ERRORS, DELAYS OR OMISSIONS, WHETHER CAUSED BY BORROWER, BY ANY ISSUER OR CORRESPONDENT OR OTHERWISE WITH RESPECT TO OR RELATING TO ANY LETTER OF CREDIT ACCOMMODATION, INCLUDING ANY OF THE FOREGOING RESULTING FROM THE ORDINARY OR CONTRIBUTORY NEGLIGENCE OF LENDER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES, BUT EXCLUDING ANY OF THE FOREGOING RESULTING SOLELY AND DIRECTLY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER OR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES, AS DETERMINED BY A FINAL NON-APPEALABLE ORDER OF A COURT OF COMPETENT JURISDICTION. The provisions of this Section 2.2(e) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.
          (f) Nothing contained herein shall be deemed or construed to grant Borrower or Borrower Representative any right or authority to pledge the credit of Lender in any manner. Lender shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Lender unless Lender has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrower shall be bound by any interpretation made in good faith by Lender, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrower or Borrower Representative. Lender shall have the sole and exclusive right and authority to, and Borrower shall not: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, and (ii) at all times after prior notice to

Borrower Representative, (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Lender may take such actions either in its own name or in Borrower’s name.
          (g) Any rights, remedies, duties or obligations granted or undertaken by Borrower to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrower to Lender. Any duties or obligations undertaken by Lender to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by Lender in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrower to Lender and to apply in all respects to Borrower.
          2.3 [Intentionally Omitted.]
          2.4 Availability Reserves. All Revolving Loans otherwise available to Borrower pursuant to the lending formulas and subject to the Maximum Credit and other applicable limits hereunder shall be subject to Lender’s continuing right to establish and revise Availability Reserves. Notwithstanding the foregoing, Lender agrees not to establish an Availability Reserve with respect to any matter, if such matter has also been applied as criteria to cause Accounts or Inventory to not constitute Eligible Accounts or Eligible Inventory, respectively. Lender agrees to notify Borrower Representative after establishing any new Availability Reserves.
          2.5 Joint and Several Liability; Rights of Contribution.
          (a) Each Borrower states and acknowledges that: (i) pursuant to this Agreement, Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single corporate entity and that this Agreement reflects the establishment of credit facilities which would not otherwise be available to such Borrower if each Borrower were not jointly and severally liable for payment of all of the Obligations; (ii) it has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement; (iii) it is both a condition precedent to the obligations of Lender hereunder and a desire of the Borrowers that each Borrower execute and deliver to Lender this Agreement; and (iv) Borrowers have requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.
          (b) Each Borrower hereby irrevocably and unconditionally: (i) agrees that it is jointly and severally liable to Lender for the full and prompt payment of the Obligations and the performance by each Borrower of its obligations hereunder in accordance with the terms hereof; (ii) agrees to fully and promptly perform all of its obligations hereunder with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) agrees as a primary obligation to indemnify Lender on demand for and against any loss incurred by Lender as a result of any of the Obligations of any one or more of the Borrowers being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to Lender or any Person, the amount of such loss being the amount which Lender would otherwise have been entitled to recover from any one or more of the Borrowers.
          (c) It is the intent of each Borrower that the indebtedness, obligations and liability hereunder of no one of them be subject to challenge on any basis, including, without limitation, pursuant to any applicable fraudulent conveyance or fraudulent transfer laws. Accordingly, as of the date hereof, the liability of each Borrower under this Section 2.5, together with all of its other liabilities to all Persons as of the date hereof and as of any other date on which a transfer or conveyance is deemed to occur by virtue of this Agreement, calculated in amount sufficient to pay its probable net liabilities on its existing Indebtedness as the same become absolute and matured (“Dated Liabilities”) is, and is to be, less than the amount of the aggregate of a fair valuation of its property as of such corresponding date (“Dated Assets”). To this end, each Borrower under this Section 2.5, (i) grants to and recognizes in each other Borrower, ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such Borrower or, as the case may be, (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from each of the other Borrowers in the amount, if any, by which the Dated Liabilities of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such Borrower under this Section 2.5. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that Borrowers will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section 2.5 that each Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder. In addition to and not in limitation of the foregoing provisions of this Section 2.5, the Borrowers and Lender hereby agree and acknowledge that it is the intent of each Borrower and of Lender that the obligations of each Borrower hereunder be in all respects in compliance with, and not be voidable pursuant to, applicable fraudulent conveyance and fraudulent transfer laws.
          (d) Notwithstanding the foregoing, and the Borrowers’ agreement to be jointly and severally liable for payment of all the Obligations, each of the Borrowers is a separate and distinct corporation. Lender acknowledges and agrees that each Borrower is a separate and distinct entity and further agrees not to challenge or dispute the separate existence of each Borrower.
     2.6 Structure of Credit Facility. Each Borrower agrees and acknowledges that the present structure of the credit facilities detailed in this Agreement is based in part upon the financial and other information presently known to Lender regarding each Borrower, the corporate structure of Borrowers, and the present financial condition of each Borrower. Each Borrower hereby agrees that Lender shall have the right, in its sole credit judgment, to require that any or all of the following changes be made to these Loans: (i) advance Revolving Loans to a specific Borrower, (ii) restrict loans and advances between Borrowers, (iii) require that each Borrower execute a guaranty of the indebtedness of each other Borrower to Lender and

(iv) require that any advances made by a Borrower to another Borrower be collateralized in a manner acceptable to Lender.
SECTION 3. INTEREST AND FEES
     3.1 Interest.
          (a) Borrower shall pay to Lender interest on the outstanding principal amount of the non-contingent Obligations at the Interest Rate. All interest accruing hereunder on and after the occurrence and continuance of an Event of Default or effective date of termination or non-renewal hereof shall be payable upon demand.
          (b) Borrower Representative may from time to time request that Prime Rate Loans be converted to Eurodollar Rate Loans or that any existing Eurodollar Rate Loans continue for an additional Interest Period. Such request from Borrower Representative shall specify the amount of the Prime Rate Loans which will constitute Eurodollar Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such Eurodollar Rate Loans. Subject to the terms and conditions contained herein, three (3) Business Days after receipt by Lender of such a request from Borrower Representative, such Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be, provided, that, (i) no Event of Default, or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing, (ii) no party hereto shall have sent any notice of termination or non-renewal of this Agreement, the effective date of which is prior to the end of the Interest Period specified for such Eurodollar Rate Loan, (iii) Borrower Representative shall have complied with such customary procedures as are established by Lender and specified by Lender to Borrower in writing from time to time for requests by Borrower Representative for Eurodollar Rate Loans, (iv) no more than five (5) Interest Periods may be in effect at any one time, (v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (vi) the maximum amount of the Eurodollar Rate Loans at any time requested by Borrower Representative shall not exceed the amount equal to eighty percent (80%) of the lowest principal amount of the Revolving Loans which it is anticipated will be outstanding during the applicable Interest Period, in each case as determined by Lender (but with no obligation of Lender to make such Revolving Loans) and (vii) Lender shall have determined that the Interest Period or Adjusted Eurodollar Rate is available to Lender through the Reference Bank and can be readily determined as of the date of the request for such Eurodollar Rate Loan by Borrower Representative. Any request by Borrower Representative to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Lender and Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Lender and Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans.

          (c) Any Eurodollar Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Lender has received and approved a request to continue such Eurodollar Rate Loan at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any Eurodollar Rate Loans shall, at Lender’s option, upon notice by Lender to Borrower Representative, convert to Prime Rate Loans in the event that (i) an Event of Default or event which, with notice or passage of time, or both, would constitute an Event of Default, shall exist, (ii) this Agreement shall terminate or not be renewed, or (iii) the aggregate principal amount of the Prime Rate Loans which have previously been converted to Eurodollar Rate Loans or existing Eurodollar Rate Loans continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceed either (A) the aggregate principal amount of the Loans then outstanding, or (B) the Revolving Loans then available to Borrower under Section 2 hereof. Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such Person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing.
          (d) Interest shall be payable by Borrower to Lender monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non-contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrower to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.
          (e) No agreements, conditions, provisions or stipulations contained in this Agreement or any other instrument, document or agreement between Borrower and Lender or default of Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Agreement or any other Financing Agreement, or the arising of any contingency whatsoever, shall entitle Lender to contract for, charge, or receive, in any event, consideration for the use, forbearance or detention of money (“interest”) at a rate exceeding the maximum rate of interest permitted by applicable state or federal law in effect from time to time (hereinafter “Maximum Legal Rate”). In no event shall Borrower be obligated to pay interest at any rate exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest determined at a rate over such Maximum Legal Rate. In the event any interest is contracted for, charged or received at any rate in excess of the Maximum Legal Rate (“Excess”), Borrower acknowledges and stipulates that any such contract, charge, or receipt shall be the result of an accident and bona fide error, and that any Excess received by Lender shall be applied, first, to reduce the principal then unpaid hereunder; second, to reduce the other Obligations; and third, returned to Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Prime Rate, the Eurodollar Rate and the Maximum Legal Rate, such a result could inadvertently occur. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving of any interest in excess of the maximum authorized or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received by Lender in connection with this Agreement shall be amortized, prorated, allocated and spread in equal parts during the full stated term of this Agreement and otherwise as provided in Tex. Fin Code section 306.004 (or the successor(s) thereof). If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any related agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity.
     3.2 Closing Fee. Borrower shall pay to Lender as a closing fee the amount of $125,000, all of which shall be fully earned and non-refundable as of the date hereof and which shall be payable in two installments of $62,500 each on (i) the date hereof, and (ii) the first anniversary of the date hereof.
     3.3 Servicing Fee. Borrower shall pay to Lender monthly a servicing fee in an amount equal to $3,000 in respect of Lender’s services for each month (or part thereof) while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof (pro-rated for the portion of the month remaining) and on the first day of each month hereafter.
     3.4 Unused Line Fee. Borrower shall pay to Lender monthly an unused line fee at a rate equal to one-quarter of one percent (.25%) per annum calculated upon the amount by which $20,000,000 exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.
     3.5 Changes in Laws and Increased Costs of Loans.
          (a) Notwithstanding anything to the contrary contained herein, all Eurodollar Rate Loans shall, upon notice by Lender to Borrower, convert to Prime Rate Loans in the event that (i) any change in applicable law or regulation (or the interpretation or administration thereof) shall either (A) make it unlawful for Lender, Reference Bank or any participant to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with the Eurodollar Rate Loans, or (B) shall result in the increase in the costs to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans by an amount deemed by Lender to be material, or (C) reduce the amounts received or receivable by Lender in respect thereof, by an amount deemed by Lender to be material or (ii) the cost to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans shall otherwise increase by an amount deemed by Lender to be material. Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such Person as a result of the foregoing, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Lender setting forth the basis for the determination of such amount necessary to compensate Lender as aforesaid shall be delivered to Borrower Representative and shall be conclusive, absent manifest error. Notwithstanding the foregoing, Lender agrees not to take any of the actions contemplated by this Section 3.5(a) unless it also takes such action with respect to its other borrowers.
          (b) If any payments or prepayments in respect of the Eurodollar Rate Loans are received by Lender other than on the last day of the applicable Interest Period (whether pursuant to acceleration, upon maturity or otherwise), including any payments pursuant to the application of collections under Section 6.3 or any other payments made with the proceeds of Collateral, Borrower shall pay to Lender upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any additional loss (including loss of anticipated profits), cost or expense incurred by such Person as a result of such prepayment or payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Person to make or maintain such Eurodollar Rate Loans or any portion thereof.
SECTION 4. CONDITIONS PRECEDENT
     4.1 Conditions Precedent to Initial Loans and Letter of Credit Accommodations. Each of the following is a condition precedent to Lender making the initial Loans and providing the initial Letter of Credit Accommodations hereunder:
          (a) Lender shall have received evidence, in form and substance satisfactory to Lender, that Lender has valid perfected and first priority security interests in and liens upon the Collateral and any other property which is intended to be security for the Obligations or the liability of any Obligor in respect thereof, subject only to the security interests and liens permitted herein or in the other Financing Agreements;
          (b) all requisite corporate action and proceedings in connection with this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

          (c) no change which has had or could be reasonably expected to have a Material Adverse Effect shall have occurred since the date of Lender’s latest field examination and no change or event shall have occurred which would impair the ability of the Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral;
          (d) Lender shall have completed a field review of the Records and such other information with respect to the Collateral as Lender may require to determine the amount of Revolving Loans available to Borrower, the results of which shall be satisfactory to Lender, not more than five (5) Business Days prior to the date hereof;
          (e) Lender shall have received evidence of insurance and loss payee or additional insured, as applicable, endorsements required hereunder and under the other Financing Agreements, in form and substance reasonably satisfactory to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee or additional insured as applicable;
          (f) Lender shall have received, in form and substance satisfactory to Lender, such opinion letters of counsel to Borrower with respect to the Financing Agreements, the security interests and liens of Lender and such other matters as Lender may request;
          (g) Lender shall have received a certificate regarding the solvency of Borrower, in form and substance satisfactory to Lender, executed by the chief executive officer and the chief financial officer of Borrower;
          (h) Lender shall have received, in form and substance satisfactory to Lender, a pledge of one hundred percent (100%) of the common stock, or other equity interests, in any Person owned by SSG (other than Sport Supply Group Asia, Ltd., a Hong Kong corporation, with respect to which Lender shall have received a pledge of sixty-five percent (65%) of such stock);
          (i) Lender shall have received a certificate executed by the chief executive officer and the chief financial officer of Borrower, setting forth in reasonable detail the sources and uses of funds in the transactions contemplated herein;
          (j) Lender shall have received, in form and substance satisfactory to Lender, written instructions from Borrower Representative directing the application of the initial Revolving Credit Loans or Letter of Credit Accommodations, if any, on the date hereof pursuant to this Agreement;
          (k) the Excess Availability, as determined by Lender, as of the date hereof shall be not less than $2,000,000 after giving effect to the initial Loans made or to be made and the Letter of Credit Accommodations issued or to be issued in connection with the initial transactions hereunder;

          (l) Lender shall have received a licensor agreement, in form and substance satisfactory to Lender, for each trademark or any other intellectual property which Borrower licenses set forth on Schedule 4.1(l), executed by Borrower and the licensor;
          (m) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by the existing lender or lenders to Borrower of their respective financing arrangements with Borrower and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of Borrower and each Obligor (or payoff letters in form and substance satisfactory to Lender including the agreement of such existing lender or lenders to effectuate such terminations and releases promptly upon receipt of the payoff amount set forth therein), duly authorized, executed and delivered by it or each of them, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and Borrower or any Obligor, as debtor and (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by Borrower or any Obligor in favor of such existing lender or lenders, in form acceptable for recording in the appropriate government office;
          (n) Lender shall have received from Borrower a report of Borrower’s slow-moving Inventory, based upon Inventory on-hand versus quantity sold for the twelve month period ending February 23, 2001, and Lender shall be satisfied with the result thereof; and
          (o) Lender shall have received the other Financing Agreements (including, without limitation, a negative pledge agreement for each location where Borrower owns Real Property) and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Lender, in form and substance reasonably satisfactory to Lender.
     4.2 Conditions Precedent to All Loans and Letter of Credit Accommodations. Each of the following is an additional condition precedent to Lender making Loans and/or providing Letter of Credit Accommodations to Borrower, including the initial Loans and Letter of Credit Accommodations and any future Loans and Letter of Credit Accommodations:
          (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto except for any representations and warranties given as of a specific date, which shall have been true and correct in all material respects on and as of such date; and
          (b) no Event of Default and no event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto.

SECTION 5. GRANT OF SECURITY INTEREST
     To secure payment and performance of all Obligations, Borrower hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property of Borrower, whether now owned or hereafter acquired or existing, and wherever located (collectively, the “Collateral”):
     5.1 Accounts;
     5.2 all present and future contract rights (including rights under service agreements (except to the extent prohibited by the applicable service agreement)), general intangibles (including tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, good will, processes, drawings, blueprints, customer lists, licenses (except to the extent prohibited by the applicable license agreement), whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, securities and other investment property, letters of credit, bankers’ acceptances and guaranties;
     5.3 all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Borrower now or hereafter held or received by or in transit to Lender or its affiliates or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other Persons securing the obligations of account debtors;
     5.4 Inventory;
     5.5 Equipment;
     5.6 Records; and
     5.7 all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

SECTION 6. COLLECTION AND ADMINISTRATION
     6.1 Borrower’s Loan Account. Lender shall maintain one or more loan account(s) on its books in which shall be recorded (a) all Loans, Letter of Credit Accommodations and other Obligations and the Collateral, (b) all payments made by or on behalf of Borrower and (c) all other appropriate debits and credits as provided in this Agreement, including fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Lender’s customary practices as in effect from time to time.
     6.2 Statements. Lender shall render to Borrower Representative each month a statement setting forth the balance in the Borrower’s loan account(s) maintained by Lender for Borrower pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrower Representative and conclusively binding upon Borrower as an account stated except to the extent that Lender receives a written notice from Borrower Representative of any specific exceptions of Borrower Representative thereto within thirty (30) days after the date such statement has been mailed by Lender. Until such time as Lender shall have rendered to Borrower Representative a written statement as provided above, the balance in Borrower’s loan account(s) shall be presumptive evidence of the amounts due and owing to Lender by Borrower.
     6.3 Collection of Accounts.
          (a) Borrower shall establish and maintain, at its expense, blocked accounts (“Blocked Accounts”), with such banks as are reasonably acceptable to Lender into which Borrower shall promptly deposit all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Lender, providing that all items received or deposited in the Blocked Accounts are the property of Lender, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Lender as Lender may from time to time designate for such purpose (“Payment Account”). Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Lender, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the property of Lender.
          (b) For purposes of calculating the amount of the Loans available to Borrower, such payments will be applied (conditional upon final collection) to the Obligations on the Business Day of receipt by Lender of payments or other funds in the Payment Account provided such payments and notice thereof are received in accordance with Lender’s usual and customary practices as in effect from time to time and within sufficient time to credit Borrower’s loan account on such day, and if not, then on the next Business Day. For the purposes of calculating interest on the Obligations, such payments or other funds received will be applied

(conditional upon final collection) to the Obligations one (1) Business Day following the date of receipt of immediately available funds by Lender in the Payment Account provided such payments or other funds and notice thereof are received in accordance with Lender’s usual and customary practices as in effect from time to time and within sufficient time to credit Borrower’s loan account on such day, and if not, then on the next Business Day.
          (c) Borrower and all of its subsidiaries, employees or agents shall, acting as trustee for Lender, receive, as the property of Lender, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and promptly upon receipt thereof, shall (or, if Borrower has Knowledge that any of the foregoing has come into the possession or under the control of any of Borrower’s affiliates, shareholders or directors, Borrower shall use its best efforts to cause such Person to) deposit or cause the same to be deposited in the Blocked Accounts, or remit the same or cause the same to be remitted, in kind, to Lender. In no event shall the same be commingled with Borrower’s own funds. Borrower agrees to reimburse Lender promptly after request for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or Person involved in the transfer of funds to or from the Blocked Accounts arising out of Lender’s payments to or indemnification of such bank or Person. The obligation of Borrower to reimburse Lender for such amounts pursuant to this Section 6.3 shall survive the termination or non-renewal of this Agreement.
     6.4 Payments. All Obligations shall be payable to the Payment Account as provided in Section 6.3 or such other place as Lender may designate from time to time. Lender may apply payments received or collected from Borrower or for the account of Borrower (including the monetary proceeds of collections or of realization upon any Collateral) to such of the Obligations, whether or not then due, in such order and manner as Lender determines. At Lender’s option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements may be charged directly to the loan account(s) of Borrower. Borrower shall make all payments to Lender on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Borrower shall be liable to pay to Lender, and does hereby indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 6.4 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 6.4 shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.
     6.5 Authorization to Make Loans. Lender is authorized to make the Loans and provide the Letter of Credit Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of Borrower Representative or employee authorized by Borrower Representative or, at the discretion of Lender, if such Loans are necessary to satisfy any Obligations. All requests for Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested advance is to be made or Letter of Credit Accommodations established (which day shall be a Business Day) and the amount of the requested Loan. Requests received after 12:00 p.m. Central Standard Time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrower when (a) deposited to the credit of Borrower, (b) deposited to the credit of Borrower Representative on account of Borrower (without liability or responsibility of Lender for the application of funds by Borrower Representative), or (c) otherwise disbursed or established in accordance with the instructions of Borrower acceptable to Lender or in accordance with the terms and conditions of this Agreement.
     6.6 Use of Proceeds. Borrower shall use the initial proceeds of the Loans provided by Lender to Borrower hereunder only for: (a) payments to each of the Persons listed in the disbursement direction letter furnished by Borrower Representative to Lender on or about the date hereof and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Financing Agreements. All other Loans made or Letter of Credit Accommodations provided by Lender to Borrower pursuant to the provisions hereof shall be used by Borrower only for general operating, working capital and other proper corporate purposes of Borrower not otherwise prohibited by the terms hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulation G of the Board of Governors of the Federal Reserve System, as amended.
     6.7 Reliance on Notices; Appointment of Borrower Representative.
          (a) Lender shall be entitled to rely upon, and shall be fully protected in relying upon, any instruction, request, notice or other communication with respect to Revolving Loan or Letter of Credit Accommodations or similar notice believed by Lender to be genuine. Lender may assume that each Person executing and delivering such a instruction, request or notice was duly authorized.
          (b) Borrower hereby designates SSG as its representative and agent on its behalf for the purposes of (i) giving, receiving and/or issuing such instructions, requests or notices with respect to the disbursement of the proceeds of the Loans, (ii) selecting interest rate options, (b) requesting Letter of Credit Accommodations, (iii) receiving and distributing funds hereunder, (iv) providing financial information and all other notices and consents hereunder or under any of the other Financing Agreements, and (v) taking all other actions (including in respect of compliance with covenants) on behalf of Borrower under the Financing Agreements as may be requested by Lender, together with actions incidental thereto. Borrower Representative hereby accepts such appointment.

          (c) Borrower Representative shall not resign from such capacity without Lender’s prior written consent to such resignation and, in any event, until and unless the existing Borrower Representative shall have identified and Lender shall have approved, any replacement for such representative.
          (d) Lender may regard any instruction, request, notice or other communication pursuant to any Financing Agreement from Borrower Representative as an instruction, request, notice or communication from Borrower and may give any notice or communication required or permitted to be given to Borrower hereunder to Borrower Representative on behalf of Borrower. Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by Borrower and shall be binding upon and enforceable against Borrower to the same extent as if the same had been made directly by Borrower. Borrower waives and releases Lender from compliance with the terms hereof, including for the application of funds disbursed or directed to Borrower Representative on behalf of Borrower.
SECTION 7. COLLATERAL REPORTING AND COVENANTS
     7.1 Collateral Reporting. Borrower Representative shall provide Lender with the following documents in a form regularly prepared by Borrower or otherwise reasonably satisfactory to Lender: (a) on a regular basis as required by Lender, a schedule of Accounts, sales made, credits issued and cash received; (b) on a monthly basis or more frequently as Lender may request, (i) perpetual inventory reports, (ii) inventory reports by category, (iii) agings of accounts payable, and (iv) agings of accounts receivable, (c) on a quarterly basis or more frequently as Lender may request, slow-moving inventory reports; (d) upon Lender’s request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (ii) copies of shipping and delivery documents, and (iii) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by Borrower; and (e) such other reports as to the Collateral as Lender shall reasonably request from time to time. If any of Borrower’s records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Lender and to follow Lender’s instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.
     7.2 Accounts Covenants.
          (a) Borrower Representative shall notify Lender promptly of: (i) any material delay in Borrower’s performance of any of its obligations to any account debtor or the assertion of any material claims, offsets, defenses or counterclaims by any account debtor, or any material disputes with account debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse information relating to the financial condition of any material account debtor and (iii) any event or circumstance which, to Borrower’s Knowledge would cause Lender to consider any then existing Accounts as no longer constituting Eligible Accounts. No material credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without Lender’s consent, except in the ordinary course of Borrower’s business in accordance with practices and policies previously disclosed in writing to Lender. So long as no Event of Default exists or has occurred and is continuing, Borrower shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. At any time that an Event of Default exists or has occurred and is continuing, Lender shall, at its option with notice to Borrower, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.
          (b) Without limiting the obligation of Borrower Representative to deliver any other information to Lender, Borrower shall promptly report to Lender any return of Inventory by any one account debtor if the Inventory so returned in such case has a value in excess of $100,000. At any time that Inventory is returned, reclaimed or repossessed, the Account (or portion thereof) which arose from the sale of such returned, reclaimed or repossessed Inventory shall not be deemed an Eligible Account. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, Borrower Representative shall, upon Lender’s request, (i) hold the returned Inventory in trust for Lender, (ii) segregate all returned Inventory from all of its other property, (iii) dispose of the returned Inventory solely according to Lender’s instructions, and (iv) not issue any credits, discounts or allowances with respect thereto without Lender’s prior written consent.
          (c) With respect to each Account: (i) the amounts shown on any invoice delivered to Lender or schedule thereof delivered to Lender shall be true and complete, (ii) no payments shall be made thereon except payments promptly delivered to Lender pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Lender in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrower’s business in accordance with practices and policies previously disclosed to Lender, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Lender in accordance with the terms of this Agreement, and (v) none of the transactions giving rise thereto will violate any applicable State or Federal laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.
          (d) Lender shall have the right at any time or times, in Lender’s name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.
          (e) Borrower Representative shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment, with full recourse to Borrower, all chattel paper and instruments which Borrower now owns or may at any time acquire immediately upon Borrower’s receipt thereof, except as Lender may otherwise agree.
          (f) Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all accounts debtors to make payment of Accounts directly to Lender, (ii) with notice to Borrower, extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without any such discharge, release or other action being deemed to have reduced any of the Obligations (but any amounts received pursuant thereto shall be deemed to have reduced the Obligations when applied thereto in accordance with the terms hereof), (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence (except for gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction) of its agents or attorneys with respect thereto and (iv) take whatever other action Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender’s request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Borrower shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.
     7.3 Government Receivables Covenants. Upon Lender’s request with respect to each order or sale that creates a new Government Receivable in an amount greater than or equal to $1,000 (or such other amount as may hereafter be required under the Federal Assignment of Claims Act of 1940, as amended, or the regulations promulgated thereunder in order for such Government Receivable to be assignable thereunder), Borrower shall (i) comply with the Federal Assignment of Claims Act of 1940, as amended, (ii) send proper notices of the assignment to Lender of the proceeds of such Government Receivable to the appropriate contracting and disbursing officers in accordance with such Act, (iii) make such diligent efforts as the Lender may request to obtain proper acknowledgments of each such notice and (iv) promptly provide to Lender fully executed originals of each such notice and the acknowledgments relating thereto within five (5) Business Days of receipt of such acknowledgments.
     7.4 Inventory Covenants. With respect to the Inventory: (a) Borrower shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower’s cost therefor and daily withdrawals therefrom and additions thereto; (b) Borrower shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request after an Event of Default has occurred and is continuing, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Borrower shall not remove any Inventory from the locations set forth or permitted herein, without thirty (30) days prior written notice to Lender (such notice to include a description of the Inventory being moved, the location to which it is being moved and the date of such relocation), except for sales of Inventory in the ordinary course of Borrower’s business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) Borrower Representative shall, at its expense, deliver or cause to be delivered to Lender on an annual basis, but at any time or times as Lender may request after an Event of Default has occurred and is continuing, written reports or appraisals as to the Inventory in form, scope and methodology reasonably acceptable to Lender and by an appraiser reasonably acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely; (e) without limiting the foregoing clause (d), Borrower Representative shall, at its expense, deliver or cause to be delivered to Lender on a semi-annual basis, a desktop appraisal as to the Inventory in form, scope and methodology reasonably acceptable to Lender and by an appraiser reasonably acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely; (f) Borrower shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (g) Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (h) Borrower shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate Borrower to repurchase such Inventory other than for warranties in the ordinary course of business; (i) Borrower shall keep the Inventory in good and marketable condition; and (j) Borrower shall not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval.
     7.5 Equipment Covenants. With respect to the Equipment: (a) Borrower Representative shall, at its expense, at any time or times as Lender may request after an Event of Default has occurred and is continuing, deliver or cause to be delivered to Lender written reports or appraisals as to the Equipment in form, scope and methodology reasonably acceptable to Lender and by an appraiser acceptable to Lender; (b) Borrower shall keep the Equipment repaired and in running condition; (c) Borrower shall use the Equipment with care and caution in all material respects and in accordance in all material respects with applicable standards of any insurance and in conformity in all material respects with all applicable material laws; (d) the Equipment is and shall be used in Borrower’s business and not for personal, family, household or farming use; (e) Borrower shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Borrower or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of Borrower in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Borrower shall not permit any of the Equipment to be or become a part of or affixed to real property (unless Lender shall have received a satisfactory agreement from the owner of such property including an acknowledgement that such Equipment shall remain personal property); and (g) Borrower assumes all responsibility and liability arising from the use of the Equipment.
     7.6 Power of Attorney. Borrower and Borrower Representative hereby irrevocably designates and appoints Lender (and all persons designated by Lender) as Borrower’s and Borrowers Representative’s true and lawful attorney-in-fact, and authorizes Lender, in Borrower’s, Borrower Representative’s or Lender’s name, to: (a) at any time an Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing (i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of Borrower’s rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Account, (vii) prepare, file and sign Borrower’s name on any proof of claim in bankruptcy or other similar document against an account debtor, (viii) notify the post office authorities to change the address for delivery of Borrower’s mail to an address designated by Lender, and open mail addressed to Borrower, and (ix) do all acts and things which are necessary, in Lender’s reasonable credit judgment, to fulfill Borrower’s and/or Borrower Representative’s obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment or proceeds of Collateral, (ii) have access to any lockbox or postal box into which Borrower’s mail is deposited, (iii) endorse Borrower’s name upon any items of payment or proceeds of Collateral and deposit the same in the Lender’s account for application to the Obligations, (iv) endorse Borrower’s name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, (v) sign Borrower’s name on any verification of Accounts and notices thereof to account debtors and (vi) execute in Borrower’s name and file any UCC financing statements or amendments thereto consistent with the terms of this Agreement. BORROWER AND BORROWER REPRESENTATIVE HEREBY RELEASE LENDER AND ITS OFFICERS, EMPLOYEES AND DESIGNEES FROM ANY LIABILITIES ARISING FROM ANY ACT OR ACTS UNDER THIS POWER OF ATTORNEY AND IN FURTHERANCE THEREOF, WHETHER OF OMISSION OR COMMISSION, INCLUDING ANY OF THE FOREGOING ARISING AS A RESULT OF LENDER’S OR ITS OFFICERS’, EMPLOYEES’ OR DESIGNEES’ ORDINARY OR CONTRIBUTORY NEGLIGENCE, BUT EXCLUDING THAT ARISING SOLELY AND DIRECTLY AS A RESULT OF LENDER’S OR ITS OFFICERS’, EMPLOYEES’ OR DESIGNEES’ GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED PURSUANT TO A FINAL NON-APPEALABLE ORDER OF A COURT OF COMPETENT JURISDICTION.
     7.7 Right to Cure. Lender may, at its option, with prior written notice to Borrower (unless an Event of Default shall have occurred and be continuing or would result if Lender did not take such action, in which case Lender shall give such notice upon taking such action) (a) cure any default by Borrower under any material agreement with a third party or pay or bond on appeal any judgment entered against Borrower, if an Event of Default has occurred and is continuing or would otherwise arise from such default or if such default results in the impairment of the ability of Borrower to perform its obligations under this Agreement or any of the Financing Agreements to which it is a party or the ability of Lender to enforce or collect any of the Obligations, (b) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral not otherwise permitted by this Agreement and (c) pay any amount, incur any expense or perform any act which, in Lender’s reasonable credit judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Borrower’s account therefor, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.
     7.8 Access to Premises. From time to time as requested by Lender, at the cost and expense of Borrower, (a) Lender or its designee shall have complete access to all of Borrower’s premises during normal business hours and after notice to Borrower Representative, or at any time and without notice to Borrower or Borrower Representative if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower’s books and records, including the Records, and (b) Borrower Representative shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) use during normal business hours such of Borrower’s personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral, provided, however, that if disclosure of any of the information located at Borrower’s premises would, in the reasonable judgment of outside counsel to Borrower (as expressed in a legal opinion delivered to Lender), result in a waiver of the attorney-client or work product privilege that would otherwise apply to such information, then Borrower shall not be required to disclose such information pursuant to this Section 7.8.
SECTION 8. REPRESENTATIONS AND WARRANTIES
     Borrower hereby represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations by Lender to Borrower:
     8.1 Corporate Existence, Power and Authority; Subsidiaries. Borrower is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on Borrower’s financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements to which Borrower is a party and the transactions contemplated hereunder and thereunder are all within Borrower’s corporate powers, have been duly authorized and are not in contravention of law or the terms of Borrower’s certificate of incorporation, by-laws, or other organizational documentation, or any material indenture, agreement or undertaking to which Borrower is a party or by which Borrower or its property are bound. Assuming the due execution and delivery by Lender, this Agreement and the other Financing Agreements to which Borrower is a party, when executed and delivered, constitute legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms. Borrower does not have any subsidiaries except as set forth on the Information Certificate.

     8.2 Financial Statements; No Material Adverse Effect. All financial statements relating to SSG and its subsidiaries which have been or may hereafter be delivered by Borrower to Lender have been prepared in accordance with GAAP (except for unaudited financial statements which may not contain footnotes and are subject to year-end audit) and fairly present, in all material respects, the financial condition and the results of operation of Borrower as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrower to Lender prior to the date of this Agreement, there has been no change which would result in a material increase in the liabilities of Borrower or otherwise have a Material Adverse Effect since the date of the most recent audited financial statements furnished by Borrower to Lender prior to the date of this Agreement.
     8.3 Chief Executive Office; Collateral Locations. The chief executive office of Borrower and Borrower’s Records concerning Accounts are located only at the address set forth below and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in the Information Certificate, subject to the right of Borrower to establish new locations in accordance with Section 9.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Borrower and sets forth the owners and/or operators thereof. No Collateral is located in any jurisdiction other than the jurisdictions identified on Schedule 8.3, and Borrower does not conduct business in any jurisdiction identified on Schedule 8.3 hereto under any name other than the names set forth for such jurisdiction on Schedule 8.3.
     8.4 Priority of Liens; Title to Properties. The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on Schedule 8.4 hereto and the other liens permitted under Section 9.8 hereof. Borrower has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are specifically listed on Schedule 8.4 hereto or permitted under Section 9.8 hereof.
     8.5 Tax Returns. Borrower has filed, or caused to be filed, in a timely manner (after giving effect to any properly requested extensions) all tax returns, reports and declarations which are required to be filed by it. All information in such tax returns, reports and declarations is complete and accurate in all material respects. Borrower has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.
     8.6 Litigation. Except as set forth on the Information Certificate, there is no present investigation by any governmental agency pending, or to Borrower’s Knowledge threatened, against or affecting Borrower, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the Borrower’s Knowledge threatened, against Borrower or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which, in either case, if adversely determined against Borrower would impair the ability of Borrower to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce any Obligations or realize upon any Collateral or otherwise have a Material Adverse Effect.
     8.7 Compliance with Other Agreements and Applicable Laws. Borrower is not in default under, or in violation of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and Borrower is in compliance with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority, except as described on Schedule 8.7 hereto and except for such other defaults, violations or instances of noncompliance which would not impair the ability of Borrower to perform its obligations under this Agreement or any of the Financing Agreements to which it is a party or would not otherwise have a Material Adverse Effect.
     8.8 Employee Benefits.
          (a) Borrower has not engaged in any transaction in connection with which Borrower or any of its ERISA Affiliates could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, including any accumulated funding deficiency described in Section 8.8(c) hereof and any deficiency with respect to vested accrued benefits described in Section 8.8(d) hereof.
          (b) No liability to the Pension Benefit Guaranty Corporation has been or is expected by Borrower to be incurred with respect to any employee benefit plan of Borrower or any of its ERISA Affiliates. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any employee pension benefit plan of Borrower or any of its ERISA Affiliates which presents a risk of termination of any such plan by the Pension Benefit Guaranty Corporation.
          (c) Full payment has been made of all amounts which Borrower or any of its ERISA Affiliates is required under Section 302 of ERISA and Section 412 of the Code to have paid under the terms of each employee benefit plan as contributions to such plan as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any employee benefit plan, including any penalty or tax described in Section 8.8(a) hereof and any deficiency with respect to vested accrued benefits described in Section 8.8(d) hereof.
          (d) The current value of all vested accrued benefits under all employee benefit plans maintained by Borrower that are subject to Title IV of ERISA does not exceed the current value of the assets of such plans allocable to such vested accrued benefits, including any penalty or tax described in Section 8.8(a) hereof and any accumulated funding deficiency described in Section 8.8(c) hereof. The terms “current value” and “accrued benefit” have the meanings specified in ERISA.

          (e) Neither Borrower nor any of its ERISA Affiliates is or has ever been obligated to contribute to any “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA) that is subject to Title IV of ERISA.
     8.9 Environmental Compliance.
          (a) Except as set forth on Schedule 8.9 hereto, Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder, and the operations of Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder, except, in each of the foregoing, to the extent that the result of such violation or non-compliance could not reasonably be expected to have a materially adverse affect on Borrower’s ability to perform its obligations under this Agreement or the other Financing Agreements.
          (b) Except as set forth on Schedule 8.9 hereto, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person nor is any pending or to Borrower’s Knowledge threatened, with respect to (i) any non-compliance with, or violation of the requirements of any Environmental Law by, Borrower or (ii) to Borrower’s Knowledge, the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower has transported, stored or disposed of any Hazardous Materials, except, in either case, to the extent that the result of such non-compliance, violation, or action could not reasonably be expected to have a materially adverse effect on Borrower’s ability to perform its obligations under this Agreement or the other Financing Agreements.
          (c) Borrower has no material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.
          (d) Borrower has all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrower under any Environmental Law and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect, except to the extent that the failure to obtain or maintain such licenses, permits, certificates, approvals, or similar authorizations could not reasonably be expected to have a materially adverse effect on Borrower’s ability to perform its obligations under this Agreement or the other Financing Agreements.
     8.10 Bank Accounts. All of the deposit accounts, investment accounts or other accounts in the name of or used by Borrower maintained at any bank or other financial institution are set forth on Schedule 8.10 hereto, subject to the right of Borrower to establish new accounts in accordance with Section 9.13 below.
     8.11 Accuracy and Completeness of Information All information furnished by or on behalf of Borrower in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a Material Adverse Effect, which has not been fully and accurately disclosed to Lender in writing.
     8.12 Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation hereunder (except for representations and warranties given as of a specific date) and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Lender.
     8.13 Subsidiaries Stock. Except as set forth on Schedule 8.13 hereto, all of the issued and outstanding shares of capital stock of each subsidiary of SSG are directly and beneficially owned by SSG and all such shares have been duly authorized and are fully paid and nonassessable, free and clear of all claims, liens, pledges and encumbrances of any kind other than liens and encumbrances in favor of Lender.
SECTION 9. AFFIRMATIVE AND NEGATIVE COVENANTS
     9.1 Maintenance of Existence. Borrower shall at all times preserve, renew and keep in full, force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted. Borrower Representative shall give Lender no less than thirty (30) days prior written notice of any proposed change in Borrower’s corporate name, which notice shall set forth the new name and Borrower Representative shall deliver to Lender a copy of the amendment to the Certificate of Incorporation of Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of Borrower as soon as it is available.
     9.2 New Collateral Locations. Borrower may open any new location within the continental United States provided (a) Borrower Representative gives Lender no less than thirty (30) days prior written notice of the intended opening of any such new location and (b) Borrower executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including UCC financing statements.
     9.3 Compliance with Laws, Regulations, Etc. Borrower shall, at all times, comply in all material respects with all material laws, rules, regulations, licenses, permits, approvals and orders of any Federal, State or local governmental authority applicable to it.
     9.4 Payment of Taxes and Claims. Borrower shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. Borrower shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and Borrower agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Borrower such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Borrower to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.
     9.5 Insurance. Borrower shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be reasonably satisfactory to Lender as to form, amount and insurer. Borrower Representative shall furnish certificates, policies or endorsements to Lender as Lender shall require as proof of such insurance, and, if Borrower Representative fails to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Borrower. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage and that Lender may act as attorney for Borrower in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Borrower shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Borrower shall obtain non-contributory lender’s loss payable endorsements to all insurance policies in form and substance satisfactory to Lender. Such lender’s loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Borrower or any of its affiliates. Lender shall apply any insurance proceeds received by Lender at any time to payment of the Obligations.
     9.6 Financial Statements and Other Information.
          (a) Borrower shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrower and its subsidiaries (if any) in accordance with GAAP (except for unaudited financial statements which may not contain footnotes and are subject to year-end audit) and Borrower Representative shall furnish or cause to be furnished to Lender: (i) within forty-five (45) days after the end of each fiscal month, monthly unaudited consolidated and consolidating financial statements of SSG and its subsidiaries (including in each case balance sheets and statements of income and loss), all in reasonable detail, fairly presenting in all material respects the financial position and the results of the operations of SSG and its subsidiaries as of the end of and through such fiscal month and (ii) within ninety (90) days after the end of each fiscal year, audited consolidated statements of SSG and its subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders’ equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of SSG and its subsidiaries as of the end of and for such fiscal year, together with the unqualified (except for a qualification for a change in accounting principles with which the accountants concur) opinion of its independent certified public accountants, which accountants shall be an independent accounting firm selected by SSG and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly in all material respects the results of operations and financial condition of SSG and its subsidiaries as of the end of and for the fiscal year then ended.
          (b) Borrower Representative shall promptly notify Lender in writing of the details of (i) any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would have a Material Adverse Effect (ii) the receipt of any official notice that its property taxes for property located in the state of Texas are payable and (iii) the occurrence of any Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.
          (c) Borrower Representative shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which Borrower sends to its stockholders generally and copies of all material reports and registration statements which Borrower files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.
          (d) Subject to Section 12.5, Borrower Representative shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the business of Borrower, as Lender may, from time to time, reasonably request. Subject to Section 12.5, Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrower to any court or other government agency or to any participant or assignee or prospective participant or assignee. Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Borrower’s expense, copies of the financial statements of Borrower and any reports or management letters prepared by such accountants or auditors on behalf of Borrower and to disclose to Lender such information as they may have regarding the business of Borrower. Notwithstanding the foregoing, if disclosure of any of the information required to be delivered to Lender pursuant to this Section 9.6(d) would, in the reasonable judgment of outside counsel to Borrower (as expressed in a legal opinion to Lender), result in a waiver of the attorney-client or work product privilege that would otherwise apply to such information, then neither Borrower nor its accountants or auditors shall be required to disclose such information pursuant to this

Section 9.6(d). Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, except as otherwise designated by Borrower Representative to Lender in writing.
          (e) Simultaneous with the delivery of the monthly financial statements pursuant to Section 9.6(a)(i), Borrower will deliver a certificate of an authorized senior officer identifying all defaults under its real property leases and license agreements.
     9.7 Sale of Assets, Consolidation, Merger, Dissolution, Etc. Borrower shall not, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, except (i) a subsidiary of Borrower may merge with and into SSG, if SSG is the surviving corporation, and (ii) with Lender’s prior written consent (which shall not be unreasonably withheld and which shall not be conditioned upon the payment to Lender of a consent or similar fee) SSG may merge with and/or into Emerson, or (b) sell, assign, lease, transfer, abandon or otherwise dispose of any indebtedness to any other Person or any of its assets to any other Person, except for (i) sales of Inventory in the ordinary course of business, (ii) the disposition of worn-out or obsolete Equipment or Equipment no longer used in the business of Borrower so long as (A) if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Lender and (B) such sales do not involve Equipment having an aggregate fair market value in excess of $300,000 for all such Equipment disposed of in any fiscal year of Borrower or (iii) the sale of Borrower’s real property in Anniston, Alabama for no less than fair market value and on terms no less favorable to Borrower than Borrower would reasonably be expected to obtain in an arm’s-length transaction for such sale, provided that Lender receives prior written notice of the terms of such sale and that the proceeds thereof are immediately and directly applied to payment of the Obligations, or (c) form or acquire any subsidiaries, or (d) wind up, liquidate or dissolve or (e) agree to do any of the foregoing.
     9.8 Encumbrances. Borrower shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including, the Collateral, except: (a) liens and security interests of Lender; (b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books; (c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Borrower’s business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured (subject to deductible or self-insured retention consistent with Borrower’s current business practices) and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books; (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of Borrower as presently conducted thereon or materially impair the value of the real property which may be subject thereto; (e) purchase money security interests in Equipment (including capital leases) and purchase money mortgages on real estate not to exceed $500,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Borrower other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be; and (f) the security interests and liens set forth on Schedule 8.4 hereto.
     9.9 Indebtedness. Borrower shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except: (a) the Obligations; (b) trade obligations and normal accruals in the ordinary course of business more than sixty (60) days past due, or with respect to which the Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrower, and with respect to which adequate reserves have been set aside on its books; (c) purchase money indebtedness (including capital leases) to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement; (d) the indebtedness set forth on Schedule 9.9 hereto and (e) indebtedness that is subordinated to the Obligations in a manner satisfactory to Lender, and any extensions, renewals or refinancings (each a “refinancing”) of any of the foregoing on terms and conditions that are not materially more onerous to Borrower than the terms and conditions of such indebtedness on the date hereof or, if later, the date of the original issuance thereof (including that the principal amount of such refinancing indebtedness does not exceed the principal amount of, plus the amount of accrued and unpaid interest on, the indebtedness so refinanced); provided, that, (i) Borrower may only make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such indebtedness as in effect on the date hereof or, if later, the date of the original issuance thereof, (ii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto unless such amendment, modification, alteration or change would not (i) result in an Event of Default or otherwise have a Material Adverse Effect, (ii) cause the terms of such indebtedness, agreement, document or instrument to be materially more onerous to Borrower than the terms thereof in effect on the date hereof, or (iii) otherwise adversely effect the Collateral or any of Lender’s rights under the Financing Agreements, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) Borrower shall furnish to Lender all material notices or demands in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.
     9.10 Loans, Investments, Guarantees, Etc. Borrower shall not, directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness or all or a substantial part of the assets or property of any Person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except: (a) the endorsement of instruments for collection or deposit in the ordinary course of business; (b) investments in: (i) short-term direct obligations of the United States Government, (ii) negotiable certificates of deposit issued by any bank satisfactory to Lender, payable to the order of the Borrower or to bearer and delivered to Lender, and (iii) commercial paper rated A1 or P1; provided, that, as to any of the foregoing, unless waived in writing by Lender, Borrower shall take such actions as are deemed necessary by Lender to perfect the security interest of Lender in such investments, (c) loans to employees of Borrower not to exceed $100,000 in the aggregate outstanding at any time and (d) the loans, advances and guarantees set forth on Schedule 9.10 and all renewals, extensions and refinances thereof (subject to the same conditions imposed on “refinancings” under Section 9.9) hereto; provided, that, as to such loans, advances and guarantees, (i) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such loans, advances or guarantees or any agreement, document or instrument related thereto, or (B) as to such guarantees, redeem, retire, defease, purchase or otherwise acquire the obligations arising pursuant to such guarantees, or set aside or otherwise deposit or invest any sums for such purpose, and (ii) Borrower shall furnish to Lender all material notices or demands in connection with such loans, advances or guarantees or other indebtedness subject to such guarantees either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.
     9.11 Dividends and Redemptions. Borrower shall not, directly or indirectly, declare or pay any cash dividends on account of any shares of class of capital stock of Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing.
     9.12 Transactions with Affiliates. Borrower shall not, directly or indirectly, (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any officer, director, agent or other Person affiliated with Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower’s business and upon fair and reasonable terms no less favorable to the Borrower than Borrower would obtain in a comparable arm’s length transaction with an unaffiliated Person or (b) make any payments of management, consulting or other fees for management or similar services, or of any indebtedness owing to any officer, employee, shareholder, director or other Person affiliated with Borrower except (i) reasonable compensation to officers, employees and directors for services rendered to Borrower in the ordinary course of business, (ii) payments made to Emerson, pursuant to a management services agreement entered into pursuant to and in accordance with that certain Securities Purchase Agreement between SSG and Emerson dated as of November 27, 1996, provided that such fees are for bona fide management services rendered to Borrower on terms no less favorable to Borrower than Borrower would obtain in a comparable arm’s length transaction with an unaffiliated Person, and (iii) reasonable consulting fees pursuant to a bona fide consulting arrangement on terms no less favorable to Borrower than Borrower would obtain in a comparable arm’s length transaction with an unaffiliated Person and, if the fees payable to any Person pursuant to any such arrangement exceed $100,000, approved by Borrower’s board of directors.

     9.13 Additional Bank Accounts. Borrower shall not, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the Blocked Accounts and the accounts set forth in Schedule 8.10 hereto, except: (a) as to any new or additional Blocked Accounts and other such new or additional accounts which contain any Collateral or proceeds thereof, with the prior written consent of Lender and subject to such conditions thereto as Lender may establish and (b) as to any accounts used by Borrower to make payments of payroll, taxes or other obligations to third parties, after prior written notice to Lender.
     9.14 Compliance with ERISA.
          (a) Borrower shall not with respect to any “employee benefit plans” maintained by Borrower or any of its ERISA Affiliates: (i) terminate any of such employee benefit plans so as to incur any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, (ii) allow or suffer to exist any prohibited transaction involving any of such employee benefit plans or any trust created thereunder which would subject Borrower or such ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under Section 4975 of the Code or ERISA, (iii) fail to pay to any such employee benefit plan any contribution which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such plan, (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee benefit plan, (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee benefit plan that is a single employer plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation or (vi) incur any withdrawal liability with respect to any multiemployer pension plan.
          (b) As used in this Section 9.14, the terms “employee benefit plans”, “accumulated funding deficiency” and “reportable event” shall have the respective meanings assigned to them in ERISA, and the term “prohibited transaction” shall have the meaning assigned to it in Section 4975 of the Code and ERISA.
     9.15 Adjusted Net Worth. SSG and its subsidiaries, on a consolidated basis, shall, at all times during the periods set forth below, maintain Adjusted Net Worth of not less than the amount set forth below for each such period:

Minimum Adjusted
Period	Net Worth
From the date hereof through September 30, 2001	$34,000,000

From October 1, 2001 through March 31, 2002	$32,000,000

From April 1, 2002 through September 30, 2002	$35,000,000
Each fiscal year of SSG thereafter                                                                         The sum of:

(a)	the minimum Adjusted Net Worth required hereunder for the immediately preceding period, plus

(b)	the greater of:

	(i)	fifty percent (50%) of the actual profits of SSG on a consolidated basis for the immediately preceding fiscal year; or

	(ii)	$ 1,000,000
     9.16 Costs and Expenses. Borrower shall pay to Lender on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender’s rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (c) all costs and expenses of filing or recording as Lender deems necessary or appropriate (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (d) all insurance premiums, appraisal fees and search fees; (e) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Lender’s customary charges and fees with respect thereto; (f) charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (g) costs and expenses of preserving and protecting the Collateral; (h) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (i) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower’s operations, plus a per diem charge at the rate of $650.00 per person per day for Lender’s examiners in the field and office; and (j) the reasonable fees and disbursements of counsel (including legal assistants) to Lender in connection with any of the foregoing. Notwithstanding the foregoing, the legal fees (exclusive of disbursements) payable by Borrower in connection with preparation, negotiation and execution of this Agreement and the other Financing Agreements delivered in connection with the transaction being consummated on the date hereof shall not exceed $40,000.
     9.17 Further Assurances. At the request of Lender at any time and from time to time, Borrower shall, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Without limiting the foregoing, Borrower agrees, upon Lenders’ request, to cause an appropriate financing statement covering fixtures and other Collateral in Calhoun County, Alabama, and to pay all taxes and post all bonds required in connection therewith. Lender may at any time and from time to time request a certificate from an officer of Borrower Representative representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Lender, Lender may, at its option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Lender has received such certificate and, in addition, Lender has determined that such conditions are satisfied or has waived such conditions in writing. Where permitted by law, Borrower hereby authorizes Lender to execute and file one or more UCC financing statements, as Lender deems necessary or appropriate and consistent with the terms of this Agreement, signed only by Lender.
SECTION 10. EVENTS OF DEFAULT AND REMEDIES
     10.1 Events of Default. The occurrence or existence of any one or more of the following events are referred to herein individually as an “Event of Default”, and collectively as “Events of Default”:
          (a) Borrower (i) fails to pay when due any of the Obligations, (ii) fails to perform any of the terms, covenants, conditions or provisions contained in Sections 9.1, 9.2, 9.3, 9.4 or 9.14 and such failure is not cured within fifteen (15) days (iii) fails to perform any of the other terms, covenants, or agreements contained in this Agreement;
          (b) any representation, warranty or statement of fact made by Borrower or Borrowers Representative to Lender in this Agreement or the other Financing Agreements shall when made or deemed made be false or misleading in any material respect;
          (c) any Obligor revokes, terminates or fails to perform within any applicable grace or cure period any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such party in favor of Lender;
          (d) any final, non-appealable judgment for the payment of money is rendered against Borrower or any Obligor the uninsured amount of which (including any amounts with respect to which the insurance coverage is being disputed) is in excess of $400,000 in any one case or in excess of $600,000 in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against Borrower or any Obligor or any of their assets which has or may reasonably be expected to have a Material Adverse Effect;
          (e) any Obligor (being a natural person or a general partner of an Obligor which is a partnership) dies or Borrower or any Obligor, which is a partnership, limited liability company, limited liability partnership or a corporation, dissolves or suspends or discontinues doing business other than as otherwise permitted hereunder;

          (f) Borrower or any Obligor becomes insolvent (however defined or evidenced), makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors;
          (g) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against Borrower or any Obligor or all or any part of its properties and such petition or application is not dismissed within sixty (60) days after the date of its filing or Borrower or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;
          (h) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by Borrower or any Obligor or for all or any part of its property; or
          (i) any default by Borrower or any Obligor under any agreement, document or instrument relating to any indebtedness for borrowed money owing to any Person other than Lender, or any capitalized lease obligations, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any Person other than Lender, in any case in an amount in excess of $500,000, which default continues for more than the applicable cure period, if any, with respect thereto, or any default by Borrower or any Obligor under any contract, lease, license or other obligation to any Person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto and the default has or may reasonably be expected to have a Material Adverse Effect;
          (j) SSG shall cease to own and have voting control over 100% of the issued and outstanding stock of ATEC, except pursuant to a merger permitted hereunder;
          (k) the indictment or threatened indictment of Borrower or any Obligor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Borrower or any Obligor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or such Obligor;
          (l) there shall be a change in the business or assets of Borrower or any Obligor after the date hereof which has or may reasonably be expected to have a Material Adverse Effect; or
          (m) an event of default shall occur and be continuing beyond any applicable grace or cure period under any of the other Financing Agreements.

     10.2 Remedies.
          (a) At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower, Borrower Representative or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against Borrower or any Obligor to collect the Obligations without prior recourse to the Collateral.
          (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h), all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require Borrower, at Borrower’s expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker’s board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

          (c) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys’ fees and legal expenses.
          (d) Without limiting the foregoing, upon the occurrence of an Event of Default or an event which with notice or passage of time or both would constitute an Event of Default, Lender may, at its option, without notice, (i) cease making Loans or arranging for Letter of Credit Accommodations or reduce the lending formulas or amounts of Revolving Loans and Letter of Credit Accommodations available to Borrower and/or (ii) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Lender to Borrower.

SECTION 11.	JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW
     11.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.
          (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Texas (without giving effect to principles of conflicts of law).
          (b) Borrower, Borrower Representative and Lender irrevocably consent and submit to the non-exclusive jurisdiction of the State of Texas and the United States District Court for the Northern District of Texas and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower Representative, Borrower or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower Representative, Borrower or its property).
          (c) Each of Borrower and Borrower Representative hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof or such other address specified by Borrower pursuant to Section 12.2 and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender’s option, by service upon Borrower or Borrower Representative, as the case may be, in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower or Borrower Representative, as the case may be, shall appear in answer to such process, failing which Borrower or Borrower Representative, as the case may be, shall be deemed in default and judgment may be entered by Lender against Borrower or Borrower Representative, as the case may be, for the amount of the claim and other relief requested.
          (d) BORROWER, BORROWER REPRESENTATIVE AND LENDER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER, BORROWER REPRESENTATIVE AND LENDER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
          (e) Lender shall not have any liability to Borrower or Borrower Representative (whether in tort, contract, equity or otherwise) for losses suffered by Borrower or Borrower Representative in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.
     11.2 Waiver of Notices. Borrower hereby expressly waives demand, presentment, protest and notice of intent to accelerate, notice of acceleration, notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Borrower or Borrower Representative which Lender may elect to give shall entitle Borrower or Borrower Representative to any other or further notice or demand in the same, similar or other circumstances.
     11.3 Amendments and Waivers. Neither this Agreement (including, without limitation, the Information Certificate and any Schedule thereto) nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender, and as to amendments, as also signed by an authorized officer of Borrower. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.
     11.4 Waiver of Counterclaims. Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.
     11.5 Indemnification. BORROWER SHALL INDEMNIFY AND HOLD LENDER, AND ITS DIRECTORS, AGENTS, EMPLOYEES AND COUNSEL, HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS OR EXPENSES IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN CONNECTION WITH ANY LITIGATION, INVESTIGATION, CLAIM OR PROCEEDING COMMENCED OR THREATENED RELATED TO THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, ANY OTHER FINANCING AGREEMENTS, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO, INCLUDING AMOUNTS PAID IN SETTLEMENT, COURT COSTS, AND THE FEES AND EXPENSES OF COUNSEL AND INCLUDING LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS AND EXPENSES ARISING FROM THE ORDINARY OR CONTRIBUTORY NEGLIGENCE OF ANY PARTY INDEMNIFIED HEREBY, BUT EXCLUDING THOSE ARISING SOLELY AND DIRECTLY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH AN INDEMNIFIED PARTY, AS DETERMINED PURSUANT TO A FINAL NON-APPEALABLE ORDER OF A COURT OF COMPETENT JURISDICTION. TO THE EXTENT THAT THE UNDERTAKING TO INDEMNIFY, PAY AND HOLD HARMLESS SET FORTH IN THIS SECTION MAY BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, BORROWER SHALL PAY THE MAXIMUM PORTION WHICH IT IS PERMITTED TO PAY UNDER APPLICABLE LAW TO LENDER IN SATISFACTION OF INDEMNIFIED MATTERS UNDER THIS SECTION. THE FOREGOING INDEMNITY SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE TERMINATION OR NON-RENEWAL OF THIS AGREEMENT.

SECTION 12. TERM OF AGREEMENT; MISCELLANEOUS
     12.1 Term.
          (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the earlier of (i) the date three (3) years from the date hereof (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof or (ii) at Lender’s option, the date on which any Person or group of Persons (as used within the context of the definition of beneficial ownership described below), other than Emerson and its shareholders, officers and directors, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended) of and having voting control over shares of capital stock of SSG in amount sufficient to allow them to elect a majority of the board of directors of SSG (in which case, no renewals or extensions shall apply). Lender or Borrower Representative may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least ninety (90) days prior written notice; provided, that, this Agreement and all other Financing Agreements must be terminated simultaneously. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including reasonable attorneys’ fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower Representative for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Central Standard Time.
          (b) No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Lender’s continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.
          (c) If for any reason this Agreement is terminated pursuant to Section 12.1(a)(ii) prior to the Renewal Date or is otherwise terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender’s lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

	Amount	Period
(i)	2.0% of Maximum Credit	From the date hereof to and including March 26, 2002

(ii)	1.0% of Maximum Credit	From March 27, 2002 to and including March 26, 2003

(iii)	.25% of Maximum Credit	From March 27, 2003 to and including March 26, 2004
Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations. Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of (i) a complete refinancing of the Loans by an affiliate of Lender, or (ii) a complete refinancing pursuant to the sale in the capital markets of debt obligations of, or equity interests in, Borrower, (iii) a complete refinancing of the Loans by an affiliate of Borrower, or (iv) if Borrower merges with Emerson.
     12.2 Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth below and to Borrower and Borrower Representative at Borrower Representative’s chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.
     12.3 Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.
     12.4 Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Lender, Borrower and their respective successors and assigns, except that Borrower may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender. Lender may, after notice to Borrower Representative and, if no Event of Default has occurred and is continuing, with Borrower Representative’s consent (which shall not be unreasonably withheld or delayed beyond one week after request therefor), assign its rights and delegate its obligations under this Agreement and the other Financing Agreements and further may assign, or sell participations in, all or any part of the Loans, the Letter of Credit Accommodations or any other interest herein to another financial institution or other Person, in which event, the assignee or participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the Lender hereunder, except as otherwise provided by the terms of such assignment or participation. Notwithstanding the foregoing, in the case of any such assignment or participation, (i) Borrower shall not be required to deliver financial statements or other reports due hereunder to Persons in addition to Lender, (ii) representatives of such assignee or participant may accompany representatives of Lender on inspections permitted hereunder, but shall not be entitled to separate inspections, and (iii) Borrower shall not be obligated to pay any costs or expenses paid or payable by such assignee or participant in connection with such transaction or this Agreement.
     12.5 Confidentiality Agreement. For the purposes of this Section 12.5, “Confidential Information” means information delivered (whether in writing or orally, visually, electronically or by other means) to Lender or its representatives or agents by or on behalf of Borrower in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by Lender as being confidential information of Borrower provided that such term does not include information that (a) is or becomes publicly known or available through no act or omission by Lender or any Person acting on Lender’s behalf, or (b) otherwise becomes known to Lender on a nonconfidential basis other than through disclosure by Borrower. Lender will keep the information confidential and will not disclose any information in any manner whatsoever, provided that Lender may deliver or disclose Confidential Information to (i) Lender’s directors, trustees, officers, employees, agents, attorneys and affiliates, financial advisors and other professional advisors as Lender reasonably deems necessary or appropriate, who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 12.5, (iii) any Person to which Lender sells or offers to sell its rights under this Agreement or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 12.5, (iv) any federal or state regulatory authority having jurisdiction over Lender, or (v) any other Person to which such delivery or disclosure may be necessary or appropriate, as reasonably determined by Lender, (A) to effect compliance with any law, rule, regulation or order applicable to Lender, (B) in response to any subpoena or other legal process, (C) in connection with any litigation to which Lender is a party, or (D) if any Event of Default has occurred and is continuing to the extent Lender may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement of, or for the protection of its rights and remedies under, this Agreement.
     12.6 Entire Agreement. This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.
     12.7 NONAPPLICABILITY OF ARTICLE 5069-15.01 ET SEQ BORROWER AND LENDER HEREBY AGREE THAT, EXCEPT FOR SECTION 15.10(B) THEREOF, THE PROVISIONS OF TEX. REV. CIV. STAT. ANN. ART. 5069-15.01 ET SEQ. (VERNON 1987) (REGULATING CERTAIN REVOLVING CREDIT LOANS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS.
     12.8 ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
EACH BORROWER AND LENDER EACH
READ AND UNDERSTAND THIS
SECTION 12.8:
                                        (INITIALS OF AUTHORIZED OFFICER OF SSG)

                                        (INITIALS OF AUTHORIZED OFFICER OF ATEC)
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Lender, Borrower and Borrower Representative have caused these presents to be duly executed as of the day and year first above written.

CONGRESS FINANCIAL		SPORT SUPPLY GROUP, INC., as
CORPORATION (SOUTHWEST), as		Borrower and as Borrower Representative
Lender

By:	/s/	By:	/s/

Name:		Name:

Title:		Title:

Address:		Chief Executive Office:

1201 Main Street, Suite 1625		1901 Diplomat Drive
Dallas, Texas 75202		Farmers Branch, Texas 75234
Attention: President

with a copy to:

1901 Diplomat Drive
Farmers Branch, Texas 75234
Attention: General Counsel

ATHLETIC TRAINING EQUIPMENT
COMPANY, INC., as Borrower

By:	/s/

Name:

Title:

Chief Executive Office:

1901 Diplomat Drive
Farmers Branch, Texas 75234
Attention: President

with a copy to:

1901 Diplomat Drive
Farmers Branch, Texas 75234
Attention: General Counsel

EXHIBIT A
Information Certificate

SCHEDULE 1.5
Closing Date Availability Reserves
•	Reserves in the amount of two months’ rent for each of Borrower’s leased locations for which Lender has not received an executed landlord’s waiver in form and substance satisfactory to Lender as of the date hereof.

•	Reserves for slow moving Inventory equal to the sum of (i) $500,000, plus (ii) the amount by which Borrower’s slow-moving Inventory (as determined by Lender) exceeds $2,700,000.

•	Reserves for discontinued Inventory.

SCHEDULE 4.1(l)
Required Licensor Agreements
AMF
Huffy
MacGregor
Volt

SCHEDULE 8.3
Collateral Locations and Business Names

SCHEDULE 8.4
Existing Liens

SCHEDULE 8.7
Defaults

SCHEDULE 8.9
Environmental Disclosures

SCHEDULE 8.10
Bank Accounts

SCHEDULE 8.13
Subsidiaries Stock

SCHEDULE 9.9
Existing Indebtedness

SCHEDULE 9.10
Existing Liens, Advances and Guarantees

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 1st day of October, 2002, by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”), SPORT SUPPLY GROUP, INC., a Delaware corporation (“SSG”), and ATHLETIC TRAINING EQUIPMENT COMPANY, INC., a Delaware corporation (“ATEC”) (SSG and ATEC, individually and/or collectively, jointly and severally, “Borrower”).
PRELIMINARY STATEMENTS
     A. Lender and Borrower have entered into that certain Loan and Security Agreement, dated March 27, 2001 (the “Loan Agreement”), pursuant to which Lender has entered into certain financing arrangements with Borrower.
     B. The parties hereto have agreed to amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
Amendments
     2.01 Amendment to Section 1.3. Section 1.3 of the Loan Agreement is hereby deleted in its entirety and the following is replaced in lieu thereof:
“1.3 ‘Adjusted Net Worth’ shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including but not limited to all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including taxes payable and other proper accruals, but excluding any one-time non-cash adjustments, any adjustments caused fay a change in GAAP or due to an adoption of an existing accounting policy different from that currently in existence) plus (b) indebtedness of such Person and its subsidiaries which is subordinated in right of payment to the full and final payment of all of the Obligations on terms and conditions acceptable to Lender.”
     2.02 Amendment to Section 9.15. Section 9.15 of the Loan Agreement is hereby deleted in its entirety and the following is replaced in lieu thereof:
“9.15 Adjusted Net Worth. SSG and its subsidiaries, on a consolidated basis, shall, at all times during the periods set forth below, maintain Adjusted Net Worth of not less than the amount set forth below for each such period:

Period	Minimum Adjusted Net Worth
From October 1, 2002 through December 31,2002	$33,000,000

From January 1, 2003 through March 31,2003	$34,000,000

From April 1, 2003 through June 30, 2003	$34,500,000

July 1, 2003 through September 30, 2003	$34,500,000

From October 1, 2003 through December 31, 2003	$34,000,000

Each fiscal year of SSG thereafter	$35,000,000	”
ARTICLE III
Conditions Precedent
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:
(a)	Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:
(i)	this Amendment, duly executed by Borrower;

(ii)	a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender,

certifying among other things, (i) that Borrower’s Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

(iii)	such additional documents, instruments and information as Lender or its legal counsel may request; and

(iv)	an amendment fee in the aggregate principal amount of $5,000.00, which shall be deemed fully earned and non-refundable as of the date hereof.
(b)	The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof.

(c)	No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.

(d)	All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.
ARTICLE IV
No Waiver
     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.

ARTICLE V
Ratifications, Representations and Warranties
     5.01 Ratifications, The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and (b) the security interests in the Collateral are in full force and effect.
     5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby, and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.
ARTICLE VI
Miscellaneous Provisions
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.
     6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender’s legal counsel (including legal assistants).
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).
     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY -KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

LENDER:

CONGRESS FINANCIAL CORPORATION
(SOUTHWEST)

By:	/s/
Name:
Title: V. P.

BORROWERS:

SPORT SUPPLY GROUP, INC.

By:	/s/ Kenneth A. Corby
Name: Kenneth A. Corby
Title: V. P. Corp. Development

ATHLETIC TRAINING EQUIPMENT
COMPANY, INC.

By:	/s/ John P. Walker
Name: John P. Walker
Title: Chief Executive Officer,
Chief Operating Officer and
Chief Financial Officer

First Amendment to Loan and Security Agreement

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of the 27th day of June, 2003, by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”), SPORT SUPPLY GROUP, INC., a Delaware corporation (“SSG”), and ATHLETIC TRAINING EQUIPMENT COMPANY, INC., a Delaware corporation (“ATEC”) (SSG and ATEC, individually and/or collectively, jointly and severally, “Borrower”).
PRELIMINARY STATEMENTS
     A. Lender and Borrower have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002 (the “Loan Agreement”), pursuant to which Lender has entered into certain financing arrangements with Borrower.
     B. The parties hereto have agreed to amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
Amendments
     2.01 Amendments to Section 12.1. (a) The first sentence of Paragraph (a) of Section 12.1 of the Loan Agreement is hereby amended and restated to read as follows:
“This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the earlier of (i) August 1, 2004 (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof or (ii) at Lender’s option, the date on which any Person or group of Persons (as used within the context of the definition of beneficial ownership described below), other than Emerson and its shareholders, officers and directors, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended) of and having voting control over shares of capital stock of SSG in amount sufficient to allow them to elect a majority of the board of directors of SSG (in which case, no renewals or extensions shall apply).”
(b) Paragraph (c) of Section 12.1 of the Loan Agreement is hereby amended by deleting the reference to “March 26, 2004” set forth in said Paragraph and inserting “July 31, 2004” in lien thereof.
     2.02 Addition of New section 3.6. Section 3 of the Agreement is hereby amended by adding the following Section 3.6 thereto:
     “3.6 Second Amendment Fee, Borrower shall pay to Lender on September 1, 2003, a fee in respect of the Second Amendment to Loan and Security Agreement dated as of June 27, 2003, in an amount equal to $5,000, which fee shall be fully earned and non-refundable as of such date, provided. however, that (i) if before September 1, 2003, Borrower and Leader have agreed in writing to extend the Renewal Date to April 1,2005 or later, payment of such fee shall be automatically waived, and (ii) if Borrower pays such fee in full when due and Borrower and Lender thereafter agree in writing to so extend the Renewal Date to April 1, 2006 or later, any fee charged by Lender to Borrower in connection with such extension shall be reduced by $5,000.”
ARTICLE III
Conditions Precedent
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:
(a)	Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:
(i)	this Amendment, duly executed by Borrower;

(ii)	a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things, (i) that Borrower’s Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this

Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

(iii)	such additional documents, instruments and information as Lender or its legal counsel may request.
(b)	The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof.

(c)	No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.

(d)	All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.
ARTICLE IV
No Waiver
     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.
ARTICLE V
Ratifications. Representations and Warranties
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and (b) the security interests in the Collateral are in full force and effect.

     5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) so Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.
ARTICLE VI
Miscellaneous Provisions
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.
     6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender’s legal counsel (including legal assistants).
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower
Second Amendment to Loan and Security Agreement

may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of winch when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).
     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.
     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS
Second Amendment to Loan and Security Agreement

AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
Second Amendment to Loan and Security Agreement

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

LENDER:

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)

By:	/s/
Name:
Title:	V.P.

BORROWERS:

SPORT SUPPLY GROUP, INC.

By:	/s/
Name:
Title:

ATHLETIC TRAINING EQUIPMENT COMPANY, INC.

By:	/s/ Robert K. Mitchell

Name:	Robert K. Mitchell
Title:	V P Finance
Second Amendment to Loan and Security Agreement

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of the 6th day of November, 2003 (“Effective Date”), by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”), SPORT SUPPLY GROUP, INC., a Delaware corporation (“SSG”), and ATHLETIC TRAINING EQUIPMENT COMPANY, INC., a Delaware corporation (“ATEC”) (SSG and ATEC, individually and/or collectively, jointly and severally, “Borrower”),
PRELIMINARY STATEMENTS
     A. Lender and Borrower have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002, as further amended by that certain Second Amendment to Loan and Security Agreement dated June 27, 2003 (as amended, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which Lender has entered into certain financing arrangements with Borrower.
     B. The parties hereto have agreed to amend the Loan. Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment arc defined in the Loan Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
Amendments
     2.01 Amendment to 1.5. Effective as of the Effective Date, Section 1.5 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “‘Availability Reserves’ shall mean, as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing me amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrower under the lending formula(s)
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provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Lender’s good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) to reflect outstanding Letter of Credit Accommodations as provided in Section 2.2 hereof or (d) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default. Without limiting the foregoing, (i) Lender may establish Availability Reserves with respect to Borrower’s personal property taxes relating to any property located in the state of Texas immediately upon Borrower’s receipt of a notice from the taxing authority that such taxes are payable and until Lender receives verification, satisfactory to it that such taxes have been paid in full, (ii) the Availability Reserves established by Lender as of the date hereof set forth on Schedule 1.5 and (iii) Lender may establish Availability Reserves with respect to dilution of Borrower’s Accounts in excess of five percent (5%) (as determined by Lender in its discretion).”
     2.02 Amendment to Section 1.15(b). Effective as of the Effective Date, Section 1.15(b) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “(b) (i) with respect to SSG, such Accounts are not unpaid more than one hundred twenty (120) days after the date of the original invoice for them and (ii) with respect to ATEC, such Accounts are not unpaid more than one hundred eighty (180) days after the date of the original invoice for them and do not exceed $1,250,000 in the aggregate at any time;”
     2.03 Amendment to Section 1. 15(n). Effective as of the Effective Date, Section 1.15(n) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “(n) (i) with respect to SSG, such Accounts are not owed by an account debtor who has Accounts unpaid one hundred twenty (120) days after the date of the original invoice for them and (ii) with respect to ATEC, such Accounts are not owned by an account debtor who has Accounts paid one hundred eighty (180) days after the date of the original invoice for them, which, in each case, unpaid Accounts constitute more than fifty percent (50%) of the total Accounts of such account debtor; and”
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     2.04 Amendment to Section 1.28. Effective as of the Effective Date, Section 1.28 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “1.28 ‘Finished Goods Inventory Advance Rate’ shall mean, with respect to Eligible Inventory constituting finished goods, the lesser of (a) eighty-five percent (85%) of net orderly liquidation value, or (b) sixty-five percent (65%) of Cost”.
     2.05 Amendment to Section 1.34. Effective as of the Effective Date, Section 1.34 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “1.34 ‘Interest Rate’ shall mean, as to Prime Rate Loans, a rate equal to the Prime Rate and, as to Eurodollar Rate Loans, a rate equal to the sum of (a) the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower Representative as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower Representative for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower Representative), plus 2.25%.
     Notwithstanding the above, the Interest Rate shall mean the rate equal to the sum of the two percent (2.00%) per annum plus the otherwise applicable Interest Rate, at Lender’s option, with notice, (a) for the period (i) from and after the effective date of termination or non-renewal hereof until Lender has received full and final payment of all obligations (notwithstanding entry of a judgment against Borrower) and (ii) from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender, and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es), arise or are made with or without Lender’s knowledge or consent and whether made before or after an Event of Default), provided, however, that if any such excess arises as a direct and immediate result of the imposition of additional Availability Reserves, the reduction of any lending formula or the creation of additional criteria for Eligible Accounts or Eligible Inventory by Lender, then the Interest Rate shall not increase as a result of such excess as provided in this paragraph until and unless such excess continues to exist thirty (30) days after the commencement of such action by Lender.”
     2.06 Amendment to Section 1.43. Effective as of the Effective Date, Section 1.43 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “‘Maximum Credit’ shall mean the amount of $20,000,000.”
     2.07 Amendment to Section 2.1(a)(i). Effective as of the Effective Date, the reference to “eighty percent (80%)” contained in Section 2.1(a)(i) of the Loan Agreement is hereby deleted in its entirety, and the reference to “eighty-five percent (85%)” is inserted in lieu thereof.
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     2.08 Amendment to Section 2.1(a)(ii)(A)(2). Effective as of the Effective Date, Section 2.1(a)(ii)(A)(2) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “(2) the lesser of (a) twenty-five percent (25%) of foe Value of Eligible Inventory consisting of raw materials for such finished goods or (b) eighty-five percent (85%) of net orderly liquidation value, as determined by Lender in good faith, plus”
     2.09 Amendment to Section 3.1. Effective as of the Effective Date, the reference to “eighty percent (80%)” contained in Section 3.1 of the Loan Agreement is hereby deleted in its entirety, and the reference to “ninety percent (90%)” is inserted in lieu thereof.
     2.10 Amendment to Section 3.3. Effective as of the Effective Date, the reference to “$3,000” contained in Section 3.3 of the Loan Agreement is hereby deleted in its entirety and the reference to “$2,500” is inserted in lieu thereof.
     2.11 Amendment to Section 3.6. Effective as of the Effective Date, Section 3.6 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “3.6 Third Amendment Closing Fee. Borrower shall pay to Lender an amendment fee with respect to the Third Amendment to Loan and Security Agreement dated as of November 6, 2003, in an amount equal to $62,500.00 which fee shall be fully earned and non-refundable as of November 6, 2003 and payable in installments in the amount of $520,833.33, each of which shall be due and payable on each of November 6, 2003, November 1, 2004 and November 1, 2005. If Borrower terminates this Agreement pursuant to Section 12.l(e)(ii) prior to November 1, 2005, Borrower shall pay the outstanding amount of such amendment fee (in addition to other amounts due hereunder) to Lender on such termination date.”
     2.12 Deletion of Section 7.4 (e). Effective as of the Effective Date, Section 7.4(e) of the Loan Agreement is hereby deleted in its entirety, and subsections (f), (g), (h), (i) and (j) of Section 7.4 shall be re-lettered to (e), (f), (g), (h) and (i), respectively.
     2.13 Amendment to Section 9.15. Effective as of the Effective Date, Section 9.15 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “9.15 Adjusted Net Worth. SSG and its subsidiaries, on a consolidated basis, shall, at all times during the periods set forth below, maintain Adjusted Net Worth of not less than the amount set forth below for each such period:
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Minimum Adjusted
Period	Net Worth

At all times during the period from October 1, 2003 through March 31, 2004	$25,000,000
At all times thereafter	$27,500,000”
     2.14 Amendments to Section 12.1. Effective as of the Effective Date, (a) the first sentence of Paragraph (a) of Section 12.1 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a team ending on the earlier of (i) October 31, 2007 (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof or (ii) at lender’s option, the date on which any Person or group of Persons (as used within the context of the definition of beneficial ownership described below), other than Emerson and its shareholders, officers and directors, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended) of and having voting control over shares of capital stock of SSG in amount sufficient to allow them to elect a majority of the board of directors of SSG (in which case, no renewals or extensions shall apply).”
     and (b) Paragraph (c) of Section 12.1 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “(c) If for any reason this Agreement is terminated pursuant to Section 12.1(a)(ii) prior to the Renewal Date or is otherwise terminated prior to the end of the then current term or renewal term of this Agreement; in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender’s lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

	Amount	Period

(i)	0.25% of Maximum Credit	From November 6, 2003 to and including October 31, 2005

(ii)	0.125% of Maximum Credit	From November 1, 2005 to and including October 31, 2006

(iii)	0.00% of Maximum Credit	From November 1, 2006 to and including October 31, 2007
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Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstance currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations. Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of (i) a complete refinancing of the Loans by an affiliate of Lender, or (ii) a complete refinancing pursuant to the sale in the capital markets of debt obligations of, or equity interests in, Borrower, (iii) a complete refinancing of the Loans by an affiliate of Borrower, or (iv) if Borrower merges with Emerson.”
ARTICLE III
Conditions Precedent
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:
     (a) Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:
     (i) this Amendment, duly executed by Borrower;
     (ii) a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things, (i) that Borrower’s Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and
     (iii) such additional documents, instruments and information as Lender or its legal counsel may request.
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     (b) The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date).
     (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.
     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.
     (e) Borrower shall have paid the portion of the amendment fee due on the Effective Date of this Amendment as required pursuant to Section 3.6 of the Loan Agreement, as amended hereby.
ARTICLE IV
No Waiver
     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Leader to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.
ARTICLE V
Ratifications, Representations and Warranties
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed, and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and (b) the security interests in the Collateral are in full force and effect.
     5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any
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and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date); (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.
ARTICLE VI
Miscellaneous Provisions
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.
     6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender’s legal counsel (including legal assistants).
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower
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may not assign, or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).
     6.10 Final Agreement THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.
     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER
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HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
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     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

LENDER:

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)

By:	/s/
Name:
Title:	V. P.

BORROWERS:

SPORT SUPPLY GROUP, INC.

By:	/s/ Terry M. Babilla

Name:	Terry M. Babilla
Title:	COO General Council

ATHLETIC TRAINING EQUIPMENT COMPANY, INC.

By:	/s/ Terry M. Babilla

Name:	Terry M. Babilla
Title:	General Council
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FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of the 29th day of December, 2003 (“Effective Date”), by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”) and SPORT SUPPLY GROUP, INC., a Delaware corporation (hereinafter referred to as “Borrower” or “SSG”).
PRELIMINARY STATEMENTS
     A. Lender, SSG and Athletic Training Equipment Company, Inc., a Delaware corporation (“ATEC”) have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002, as further amended by that certain Second Amendment to Loan and Security Agreement dated June 27, 2003, as further amended by that certain Third Amendment to Loan and Security Agreement dated November 6, 2003 (as amended, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which Lender has entered into certain financing arrangements with SSG and ATEC.
     B. SSG has informed Lender that it has sold all of the issued and outstanding capital stock of ATEC on November 18, 2003 pursuant to that certain Stock Purchase Agreement by and between SSG and Amer Sports Company (“ATEC Sale”).
     C. In connection with the ATEC Sale, ATEC was released from its obligations as a Borrower under the Loan Agreement.
     D. The parties hereto have agreed to amend the Loan Agreement to evidence the release of ATEC thereunder, among other things, as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments
     2.01 Amendment to Preamble. Effective as of the Effective Date, the preamble of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “‘This Loan and Security Agreement dated March 27, 2001 is entered into by and between CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”) and SPORT SUPPLY GROUP, INC., a Delaware corporation (hereinafter referred to as “SSG” or “Borrower”).”
     2.02 Amendment to 1.3. Effective as of the Effective Date, Section 1.3 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     ‘“Adjusted Net Worth’ shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including tax and other proper accruals) plus (b) indebtedness of such Person and its subsidiaries which is subordinated in right of payment to the full and final payment of all of the Obligations on terms and conditions acceptable to Lender; provided, however, that (i) the one-time non-cash charges taken by SSG in its fiscal year ending September 30, 2001 up to an aggregate amount of $300,000 and (ii) any gains or losses incurred in accordance with GAAP reported by SSG in connection with its sale of all of the outstanding capital stock of ATEC or disposition of its Team Dealer Division, each of which has been consented to by Lender shall be excluded from the calculation of the Adjusted Net Worth of SSG”
     2.03 Amendment to Section 1.4. Effective as of the Effective Date, Section 1.4 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “‘ATEC’ shall mean Athletic Training Equipment Company, Inc., a Delaware corporation.”
     2.04 Amendment to Section 1.7. Effective as of the Effective Date, Section 1.7 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “‘Borrower’ shall have the meaning set forth in the preamble hereto.”

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     2.05 Amendment to Section 1.8. Effective as of the Effective Date, Section 1.8 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “[Intentionally Omitted.]”
     2.06 Amendment to Section 1.15(b). Effective as of the Effective Date, Section 1.15(b) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “(b) such Accounts are not unpaid more than one hundred twenty (120) days after the date of the original invoice for them;”
     2.07 Amendment to Section 1.15(n). Effective as of the Effective Date, Section 1.15 (n) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “(n) such Accounts are not owed by an account debtor who has Accounts unpaid one hundred twenty (120) days after the date of the original invoice for them, which unpaid Accounts constitute more than fifty percent (50%) of the total Accounts of such account debtor; and”
     2.08 Amendment to Section 1.27. Effective as of the Effective Date, Section 1.27 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “‘Financing Agreements’ shall mean, collectively, this Agreement, that certain Release Agreement, dated as of November 18, 2003, executed by Lender and agreed and acknowledged by Amer Sports Company, SSG and ATEC, and all notes, guarantees, security agreements, negative pledge agreements, collateral reports and other agreements, documents, information and instruments now or at any time hereafter executed and/or delivered by Borrower or any Obligor in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”
     2.09 Amendment to Section 1.29. Effective as of the Effective Date, the reference to “Section 9.15” contained in Section 1.29 of the Loan Agreement is hereby deleted and replaced with the references to “Sections 9.15 and 9.18”.
     2.10 Amendment to Section 1.46. Effective as of the Effective Date, Section 1.46 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “‘Obligations’ shall mean any and all Revolving Loans and Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise arising

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under this Agreement and the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured. The term Obligations shall include, without limitation, all obligations, liabilities and indebtedness of Borrower, to Lender, whether such obligations, liabilities and indebtedness shall be joint, several, joint and several or individual.”
     2.11 Amendment to Section 2.5. Effective as of the Effective Date, Section 2.5 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
          “[Intentionally Omitted.]”
     2.12 Amendment to Section 2.6. Effective as of the Effective Date, Section 2.6 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
          “[Intentionally Omitted.]”
     2.13 Amendment to Section 3.1(b)(v). Effective as of the Effective Date, Section 3.1(b)(v) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “(v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $2,000,000 or an integral multiple of $500,000 in excess thereof.”
     2.14 Amendment to Section 3.4. Effective as of the Effective Date, the reference to “$20,000,000” contained in Section 3.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the reference to “$15,000,000.”
     2.15 Amendment to Section 9.15. Effective as of the Effective Date, Section 9.15 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “Borrower and its subsidiaries, on a consolidated basis, shall, at all times during the periods set forth below, maintain Adjusted Net Worth of not less than the amount set forth below for each such period:

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Minimum Adjusted
Period	Net Worth

At all times during the period from	$22,000,000
October 1, 2003 through March 31, 2004
At all times thereafter	$24,000,000”
     2.16 Amendment to Section 9, Addition of Section 9.18. Effective as of the Effective Date, a new Section 9.18 shall be added to Section 9 of the Loan Agreement in its proper numerical order to read as follows:
     “9.18 Minimum Excess Availability. Borrower shall maintain at all times Excess Availability, as determined by Lender, in an amount equal to or in excess of $1,500,000.”
     2.17 Amendment to Article 9; Addition of Section 9.19. Effective as of the Effective Date, Section 9.19 is hereby added to Section 9 of the Loan Agreement in its proper numerical order to read as follows:
     “9.19 Exhibits and Schedules. On or before January 22, 2003, Borrower shall deliver to Lender a revised Exhibit A, Schedule 1.5, Schedule 4.1(1), Schedule 8.3, Schedule 8.4, Schedule 8.7, Schedule 8.9, Schedule 8.10, Schedule 8.13, Schedule 9.9 and Schedule 9.10, which shall be in form and substance acceptable to Lender in its sole discretion.”
     2.18 Amendment to Section 10.1(j). Effective as of the Effective Date, Section 10.1(j) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
     “[Intentionally Omitted.]”
     2.19 Miscellaneous Amendments, (i) Effective as of the Effective Date, (a) each reference to the term “Borrower Representative” contained in the Loan Agreement shall be deleted in its entirety and replaced with the term “Borrower”; provided, however, if the term “Borrower Representative” is immediately preceded by the phrase “Borrower and” or “Borrower or” in this Loan Agreement, then such phrases shall be deleted in their entirety in each instance, and (b) each reference to the term “Borrowers” contained in the Loan Agreement shall be deleted in its entirety and replaced with the term “Borrower”; (ii) effective as of the January 22, 2003, Exhibit A, Schedule 1.5. Schedule 4.1(1), Schedule 8.3, Schedule 8.4, Schedule 8.7, Schedule 8.9, Schedule 8.10, Schedule 8.13, Schedule 9.9 and Schedule 9.10 attached to the

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Loan Agreement shall be amended and restated and replaced with “Exhibit A, Schedule 1.5, Schedule 4.1(1), Schedule 8.3, Schedule 8.4, Schedule 8.7, Schedule 8.9, Schedule 8.10, Schedule 8.13, Schedule 9.9 and Schedule 9.10”, respectively, upon delivery thereof to the Lender by Borrower pursuant to Section 9.18 of the Loan Agreement; and (iii) effective as of the Effective Date, each reference to “Borrowers” and each reference to “ATEC” contained in the other Financing Agreements shall be deleted in its entirety and replaced with the term “Borrower”.
ARTICLE III
Conditions Precedent
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:
     (a) Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:
     (i) this Amendment, duly executed by Borrower;
     (ii) evidence satisfactory to Lender of the consummation of the ATEC Sale;
     (iii) a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things, (i) that Borrower’s Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and
     (iv) such additional documents, instruments and information as Lender or its legal counsel may request.
     (b) The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date).

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     (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.
     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.
     (e) Borrower shall have paid the portion of the amendment fee due on the Effective Date of this Amendment as required pursuant to Section 3.6 of the Loan Agreement, as amended hereby.
ARTICLE IV
No Waiver
     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.
ARTICLE V
Ratifications, Representations and Warranties
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and (b) the security interests in the Collateral are in full force and effect.
     5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as

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though made on and as of each such date (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date); (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.
ARTICLE VI
Miscellaneous Provisions
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.
     6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender’s legal counsel (including legal assistants).
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

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     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).
     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.
     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS,

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DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

LENDER:

CONGRESS FINANCIAL CORPORATION
(SOUTHWEST)

By:	/s/
Name:

Title:	V.P.

BORROWER:

SPORT SUPPLY GROUP, INC.

By:	/s/ Terrence M. Babilla

Name:	Terrence M. Babilla
Title:	Chief Operating Officer, Executive Vice
President, Secretary and General Counsel

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of the 9th day of February, 2004 (“Effective Date”), by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”) and SPORT SUPPLY GROUP, INC., a Delaware corporation (hereinafter referred to as “Borrower” or “SSG”).
PRELIMINARY STATEMENTS
     A. Lender, SSG and Athletic Training Equipment Company, Inc., a Delaware corporation (“ATEC”) have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002, that certain Second Amendment to Loan and Security Agreement dated June 27, 2003, that certain Third Amendment to Loan and Security Agreement dated November 6, 2003, and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated December 29, 2003 (as amended, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which Lender has entered into certain financing arrangements with SSG and ATEC.
     B. SSG has since sold all of the issued and outstanding capital stock of ATEC and ATEC has been released from its obligations as a Borrower under the Loan Agreement.
     C. The parties hereto have agreed to further amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
Amendments
     2.01 Amendment to Various Sections.
5th amendment to lsa

     (i) Amendment to Section 1.42. Effective as of the Effective Date, Section 1.42 of the Loan Agreement is hereby amended by deleting the definition of “Material Adverse Effect” in its entirety and replacing it with the following:
     “Material Adverse Effect” shall mean a material adverse effect upon the business, operations, properties, assets, goodwill or condition (financial or otherwise) of Borrower on a consolidated basis. In determining whether any individual event would have a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would have a Material Adverse Effect. Notwithstanding the foregoing, no Material Adverse Effect shall be deemed to have occurred, unless, at the time of determination, a Default or Event of Default has occurred and is continuing or the Excess Availability, as determined by Lender, is less than $5,000,000.”
     (ii) Amendment to Section 7.2. Effective as of the Effective Date, Section 7.2 of the Loan Agreement is hereby amended by inserting the following phrase immediately after the words “material adverse information” therein:
     “at a time when a Default or Event of Default has occurred and is continuing or when the Excess Availability, as determined by Lender, is less than $5,000,000”;
     (iii) Effective as of the Effective Date, each of Sections 8.1, 8.9(a), 8.9(b), 8.9(c) and 8.9(d) of the Loan Agreement is hereby amended by inserting the following phrase immediately after the words “material adverse effect” therein:
     “at a time when a Default or Event of Default has occurred and is continuing or when the Excess Availability, as determined by Lender, is less than $5,000,000”.
ARTICLE III
Conditions Precedent
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:
     (a) Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:
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     (i) this Amendment, duly executed by Borrower;
     (ii) a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things, (i) that Borrower’s Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and
     (iii) such additional documents, instruments and information as Lender or its legal counsel may request.
     (b) The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date).
     (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.
     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.
ARTICLE IV
No Waiver
     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.
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ARTICLE V
Ratifications, Representations and Warranties
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and (b) the security interests in the Collateral are in full force and effect.
     5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date); (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.
ARTICLE VI
Miscellaneous Provisions
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.
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     6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender’s legal counsel (including legal assistants).
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).
     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.
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     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
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     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

LENDER: CONGRESS FINANCIAL CORPORATION (SOUTHWEST)
By:	/s/
Name:
Title:	V.P.

BORROWER: SPORT SUPPLY GROUP, INC.
By:	/s/ Robert K. Mitchell
Name:	Robert K. Mitchell
Title:	CEO

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SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of the 20 day of October, 2004 (“Effective Date”), by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“Lender”) and SPORT SUPPLY GROUP, INC., a Delaware corporation (hereinafter referred to as “Borrower” or “SSG”).
PRELIMINARY STATEMENTS
     A. Lender, SSG and Athletic Training Equipment Company, Inc., a Delaware corporation (“ATEC”) have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002, that certain Second Amendment to Loan and Security Agreement dated June 27, 2003, that certain Third Amendment to Loan and Security Agreement dated November 6, 2003, as further amended by that certain Fourth Amendment to Loan and Security Agreement dated on or about December, 2003, and as further amended by that certain Fifth Amendment to Loan and Security Agreement dated as of February             , 2004 (as amended, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which Lender has entered into certain financing arrangements with SSG and ATEC.
     B. SSG has since sold all of the issued and outstanding capital stock of ATEC and ATEC has been released from its obligations as a Borrower under the Loan Agreement.
     C. The parties hereto have agreed to further amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
AGREEMENT
ARTICLE I
Definitions
     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
Amendments
     2.01 Amendment to Various Sections.
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ARTICLE II
Amendments
     2.01 Amendment to Various Sections.
     (i) Amendment to Section 1.42. Effective as of the Effective Date, Section 1.42 of the Loan Agreement is hereby amended by deleting the definition of “Adjusted Net Worth” in its entirety and replacing it with the following:
     ’“Adjusted Net Worth’ shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth, below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization), plus the amount of treasury shares owned by any Person in excess of $3,801,282 and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including tax and other proper accruals) plus (b) indebtedness of such Person and its subsidiaries which is subordinated in right of payment to the full and final payment of all of the Obligations on terms and conditions acceptable to Lender; provided, however, that (i) the one-time non-cash charges taken by SSG in its fiscal year ending September 30, 2001 up to an aggregate amount of $300,000 and (ii) any gains or losses incurred in accordance with GAAP reported by SSG in connection with its sale of all of the outstanding capital stock of ATEC or disposition of its Team Dealer Division, each of which has been consented to by Lender shall be excluded from the calculation of the Adjusted Net Worth of SSG.”
ARTICLE III
Conditions Precedent
     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:
     (a) Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:
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     (i) this Amendment, duly executed by Borrower;
     (ii) a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things, (i) that Borrower’s Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and
     (iii) such additional documents, instruments and information as Lender or its legal counsel may request.
     (b) The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date).
     (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.
     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.
ARTICLE IV
No Waiver
     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.
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ARTICLE V
Ratifications, Representations and Warranties
     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and (b) the security interests in the Collateral are in full force and effect.
     5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (unless otherwise made on a specific date as set forth therein, in which case, such representations and warranties shall be true and correct as of such date); (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.
ARTICLE VI
Miscellaneous Provisions
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.
     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.
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     6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender’s legal counsel (including legal assistants).
     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).
     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.
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     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE; THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
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     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

LENDER: CONGRESS FINANCIAL CORPORATION (SOUTHWEST)
By:	/s/
Name:
Title:	V.P.

BORROWER: SPORT SUPPLY GROUP, INC.
By:	/s/ Terrence M. Babilla
Name:	Terrence M. Babilla
Title:	Chief Operating Officer

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